As filed with the Securities and Exchange Commission on February 19, 2008

Securities Act File No. 333-148476

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 1

ING PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034

(Address of Principal Executive Offices) (Zip Code)

1-800-262-3862

(Registrant’s Area Code and Telephone Number)

Huey P. Falgout. Jr.

ING U.S. Legal Services

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Name and Address of Agent for Service)

With copies to:

Jeffrey S. Puretz, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006-2401

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

ING UBS U.S. ALLOCATION PORTFOLIO

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-366-0066

February 26, 2008

Dear Variable Contract Owner/Plan Participant:

The Board of Trustees has called a Special Meeting of shareholders of ING UBS U.S. Allocation Portfolio (“UBS U.S. Allocation Portfolio”), which is scheduled for 10:00 a.m., Local time, on April 10, 2008, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

The Board of Trustees of UBS U.S. Allocation Portfolio has reviewed and recommends the proposed reorganization (the “Reorganization”) of UBS U.S. Allocation Portfolio with and into ING Van Kampen Equity and Income Portfolio (“Van Kampen Equity and Income Portfolio”) (each a “Portfolio” and collectively, the “Portfolios”).  The Portfolios are members of the mutual fund group called the “ING Funds.”

Shares of UBS U.S. Allocation Portfolio have been purchased at your direction by your insurance company (“Insurance Company”) through its separate account to fund benefits payable under your variable annuity contract or variable life insurance policy (each a “Variable Contract”) or at your direction by your qualified pension or retirement plan (“Qualified Plan”).  Your Insurance Company and/or Qualified Plan, as the legal owner of that separate account, has been asked to approve the Reorganization.  You, as either a participant in a Qualified Plan (“Plan Participant”) or as an owner of a Variable Contract for which UBS U.S. Allocation Portfolio serves as an investment option, are being asked by your Qualified Plan and/or Insurance Company for instructions as to how to vote the shares of UBS U.S. Allocation Portfolio to which you have either allocated cash values under your Variable Contract or invested through your Qualified Plan.  As such, this letter, the accompanying Notice, combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) and voting instructions card are, therefore, being furnished to Variable Contract owners and Plan Participants entitled to provide voting instructions with regard to the proposals to be considered at the Special Meeting.

Because you, as a shareholder of UBS U.S. Allocation Portfolio, are being asked to approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) that will result in a transaction in which you will ultimately hold shares of Van Kampen Equity and Income Portfolio, this Proxy Statement also serves as a Prospectus for Van Kampen Equity and Income Portfolio.  Van Kampen Equity and Income Portfolio is an open-end management investment company, which seeks total return, consisting of long term capital appreciation and current income.

AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF UBS U.S. ALLOCATION PORTFOLIO APPROVED THIS PROPOSAL AND RECOMMENDS SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed.  We hope that you can attend the Special Meeting in person; however, we urge you in any event to provide voting instructions by completing and returning the enclosed voting instructions card in the envelope provided at your earliest convenience.  Your vote is important regardless of the number of shares attributable to your Variable Contract and/or Qualified Plan.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and provide voting instructions.  It is important that your voting instructions be received no later than April 9, 2008.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews,
President and Chief Executive Officer

ING UBS U.S. ALLOCATION PORTFOLIO

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-366-0066

Notice of Special Meeting of Shareholders

of ING UBS U.S. Allocation Portfolio

Scheduled for April 10, 2008

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of ING UBS U.S. Allocation Portfolio (“UBS U.S. Allocation Portfolio”) is scheduled for April 10, 2008 at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 for the following purposes:

(1)

To approve an Agreement and Plan of Reorganization by and between UBS U.S. Allocation Portfolio and ING Van Kampen Equity and Income Portfolio (“Van Kampen Equity and Income Portfolio”), providing for the reorganization of UBS U.S. Allocation Portfolio with and into Van Kampen Equity and Income Portfolio; and

(2)

To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on January 11, 2008, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournment thereof.  Your attention is called to the accompanying Proxy Statement/Prospectus.  Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted.  Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to UBS U.S. Allocation Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Huey P. Falgout, Jr.
Secretary

February 26, 2008

PROXY STATEMENT/PROSPECTUS

February 26, 2008

TABLE OF CONTENTS

INTRODUCTION	1

SUMMARY	3
The Proposed Reorganization	3
Comparison of Investment Objectives and Principal Investment Strategies	6
Comparison of Portfolio Characteristics	9
Comparison of Investment Techniques and Principal Risks of Investing in the Portfolios	10
Comparison of Portfolio Performance	14

COMPARISON OF FEES AND EXPENSES	17
Management Fees	17
Sub-Adviser Fees	17
Administration Fees	18
Distribution and Service Fees	18
Expense Limitation Arrangements	18
Expense Tables	18
Portfolio Expenses	19
Portfolio Transitioning	22
Key Differences in the Rights of UBS U.S. Allocation Portfolio’s Shareholders and
Van Kampen Equity and Income Portfolio’s Shareholders	22

INFORMATION ABOUT THE REORGANIZATION	23
The Reorganization Agreement	23
Reasons for the Reorganization	23
Board Considerations	23
Tax Considerations	24
Expenses of the Reorganization	24
Future Allocation of Premiums	24

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS	25
Form of Organization	25
Adviser	25
Distributor	25
Dividends, Distributions and Taxes	25
Capitalization	27

GENERAL INFORMATION ABOUT THE PROXY STATEMENT	28
Solicitation of Proxies	28
Voting Rights	28
Other Matters to Come Before the Special Meeting	29
Shareholder Proposals	29

APPENDICES
Appendix A – Agreement and Plan of Reorganization	A-1
Appendix B - Additional Information Regarding ING Van Kampen Equity and Income Portfolio	B-1
Appendix C - Security Ownership of Certain Beneficial and Record Owners	C-1

PROXY STATEMENT/PROSPECTUS

February 26, 2008

PROXY STATEMENT FOR:

ING UBS U.S. ALLOCATION PORTFOLIO

(A Series of ING Investors Trust)

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-366-0066

PROSPECTUS FOR:

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

(A Series of ING Partners, Inc.)

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-262-3862

INTRODUCTION

This combined proxy statement and prospectus (“Proxy Statement/Prospectus”) relates to a Special Meeting of shareholders of ING UBS U.S. Allocation Portfolio (“UBS U.S. Allocation Portfolio”) to be held on April 10, 2008.  As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization (“Reorganization”) of UBS U.S. Allocation Portfolio with and into ING Van Kampen Equity and Income Portfolio (“Van Kampen Equity and Income Portfolio”) (each a “Portfolio” and collectively, the “Portfolios”).

Shares of UBS U.S. Allocation Portfolio are not offered directly to the public but are sold to qualified pension and retirement plans (each a “Qualified Plan”) and to separate accounts (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”) and are used to fund variable annuity and/or variable life contracts (each a “Variable Contract” and collectively, “Variable Contracts”).  Participants in a Qualified Plan (“Plan Participants”) or Variable Contract owners who select a Portfolio for investment through a Qualified Plan or Variable Contract, respectively, have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio.  The Qualified Plan or Participating Insurance Company that uses a Portfolio as a funding vehicle, is, in most cases, the true shareholder of the Portfolio and, as the legal owner of the Portfolio’s shares, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Plan Participants and Variable Contract owners.  As such and for ease of reference throughout the Proxy Statement/Prospectus, Plan Participants and Variable Contract owners will be referred to as “shareholders” of the Portfolios.

Because you, as a shareholder of UBS U.S. Allocation Portfolio, are being asked to approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) that will result in a transaction in which you will ultimately hold shares of Van Kampen Equity and Income Portfolio, this Proxy Statement also serves as a Prospectus for Van Kampen Equity and Income Portfolio.  Van Kampen Equity and Income Portfolio is an open-end management investment company, which seeks total return, consisting of long-term capital appreciation and current income.

This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know in considering the Reorganization.  A Statement of Additional Information (“SAI”) relating to this Proxy Statement, dated February 26, 2008, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.  For a more detailed discussion of the investment objectives, strategies and restrictions of the Portfolios, see the Service Class (“Class S”) and Service 2 Class (“Class S2”) prospectuses of UBS U.S. Allocation Portfolio, dated April 30, 2007, which are incorporated by reference (File No: 033-23512); and the Class S prospectus of Van Kampen Equity and Income Portfolio, dated April 30, 2007.  Each Portfolio’s SAI, dated April 30, 2007, is also incorporated herein by reference (for UBS U.S. Allocation Portfolio, File No: 033-23512; for Van Kampen Equity and Income Portfolio, File No: 333-32575).  Each Portfolio also provides periodic reports to its shareholders, which highlight certain important information about the Portfolios, including investment results and financial information.  The annual report for each Portfolio for the fiscal year ended December 31, 2006 and the semi-annual report for each Portfolio for the fiscal period ended June 30, 2007 (for UBS U.S. Allocation Portfolio, File No: 811-05629; for Van Kampen Equity and Income Portfolio, File No: 811-08319) are incorporated herein by reference.  For a copy of the current prospectus, SAI, annual report, and semi-annual report for each of the Portfolios without charge, or for a copy of the SAI relating to this Proxy Statement/Prospectus, contact the Portfolios at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or call 1-800-262-3862.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC.  You can copy and review information about each Portfolio, including the SAI, reports, proxy materials and other information at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the Public Reference Room by calling the SEC at 1-202-551-8090.  Such materials are also available in the EDGAR Database on the SEC’s internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, 100 F. Street N.E., Washington, D.C. 20549.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully.  You should also review the Reorganization Agreement, which is attached hereto as Appendix A.  Also, you should consult the Class S prospectus, dated April 30, 2007, for more information about Van Kampen Equity and Income Portfolio.

The Proposed Reorganization

At a meeting held on December 5, 2007, the Board of Trustees (the “Board”) of UBS U.S. Allocation Portfolio approved the Reorganization Agreement.  Subject to shareholder approval, the Reorganization Agreement provides for:

•      the transfer of all of the assets of UBS U.S. Allocation Portfolio to Van Kampen Equity and Income Portfolio in exchange for shares of beneficial interest of Van Kampen Equity and Income Portfolio;

•      the assumption by Van Kampen Equity and Income Portfolio of the liabilities of UBS U.S. Allocation Portfolio known as of the Closing Date (as described below);

•      the distribution of shares of Van Kampen Equity and Income Portfolio to the shareholders of UBS U.S. Allocation Portfolio; and

•      the complete liquidation of UBS U.S. Allocation Portfolio.

Shares of Van Kampen Equity and Income Portfolio would be distributed to shareholders of UBS U.S. Allocation Portfolio so that each shareholder would receive a number of full and fractional shares of Van Kampen Equity and Income Portfolio equal to the aggregate value of shares of UBS U.S. Allocation Portfolio held by such shareholder.

As a result of the Reorganization, each owner of Class S and Class S2 shares of UBS U.S. Allocation Portfolio would become a shareholder of Class S shares of Van Kampen Equity and Income Portfolio. The Reorganization is expected to be effective on April 26, 2008, or such other date as the parties may agree (the “Closing Date”).

Each shareholder will hold, immediately after the Closing Date, shares of Van Kampen Equity and Income Portfolio having an aggregate value equal to the aggregate value of the shares of UBS U.S. Allocation Portfolio held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•      The Portfolios have similar investment objectives;

•      UBS U.S. Allocation Portfolio invests in stocks, bonds and short-term money market debt obligations and may invest in cash and cash equivalent instruments, but does not have specified investment percentages with regard to any of these asset classes, whereas Van Kampen Equity and Income Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities, and at least 65% in income-producing equity instruments such as preferred stock and convertible securities;

•      Both Portfolios may invest in small-, medium- or large-cap companies;

•      UBS U.S. Allocation Portfolio may invest in both investment grade and high-yield (lower-rated) fixed-income securities; whereas Van Kampen Equity and Income Portfolio normally invests in investment-grade quality debt securities;

•      While both Portfolios are advised by Directed Services, LLC (“DSL”), UBS U.S. Allocation Portfolio is sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS”) and Van Kampen Equity and Income Portfolio is sub-advised by Morgan Stanley Investment Management Inc. (“MSIM Inc.”);

•      UBS U.S. Allocation Portfolio is the smaller Portfolio (approximately $110 million in net assets compared to $1.27 billion in net assets for Van Kampen Equity and Income Portfolio, as of June 30, 2007);

•      As a result of the Reorganization, the gross and net expenses for all classes of the disappearing UBS U.S. Allocation  Portfolio will be reduced;

•      The purchase and redemption of shares of each Portfolio may be made by Separate Accounts of Participating Insurance Companies and by Plan Participants in a Qualified Plan; consequently, Variable Contract owners and Plan Participants should consult the underlying product prospectus or Qualified Plan documents, respectively, with respect to purchases, exchanges and redemption of shares;

•      Each Portfolio is distributed by ING Funds Distributor, LLC (“IFD”);

•      In connection with the Reorganization, certain holdings of UBS U.S. Allocation Portfolio may be sold shortly prior to the Closing Date.  The sub-adviser to Van Kampen Equity and Income Portfolio may also sell portfolio securities that it acquired from UBS U.S. Allocation Portfolio after the Closing Date.  In addition, both Portfolios may engage in a variety of transition management techniques to facilitate the portfolio transition process.  Such sales and purchases would result in increased transaction costs, which are ultimately borne by shareholders, and may result in the realization of taxable gains or losses for either or both Portfolios; and

•      The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; accordingly, pursuant to this treatment, neither UBS U.S. Allocation Portfolio nor its shareholders, nor Van Kampen Equity and Income Portfolio nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

Prior to the Closing Date, UBS U.S. Allocation Portfolio will pay to the Separate Accounts of Participating Insurance Companies and Qualified Plans that own its shares, a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date.

The unaudited gross and net operating expenses before and after the Reorganization, expressed as an annual percentage of the average daily net asset value per share for shares of each Portfolio as of June 30, 2007, are as follows:

	Class S	Class S2

Gross Expenses Before the Reorganization:

UBS U.S. Allocation Portfolio	0.96%	1.21%

Van Kampen Equity and Income Portfolio	0.82%	N/A

	Class S	Class S2

Net Expenses Before the Reorganization (After Fee Waiver)

UBS U.S. Allocation Portfolio(1) (2) (3)	0.94%	1.09%

Van Kampen Equity and Income Portfolio(3)	0.82%	N/A

	Class S	Class S2

After the Reorganization: Van Kampen Equity and Income Portfolio Pro Forma

Gross estimated expenses of Van Kampen Equity and Income Portfolio	0.82%	N/A

Net estimated expenses of Van Kampen Equity and Income Portfolio	0.82%	N/A

(1)    UBS U.S. Allocation Portfolio Class S2 will merge into Van Kampen Equity and Income Portfolio Class S.

(2)   UBS U.S. Allocation Portfolio includes a distribution fee waiver of 0.10% for Class S2. ING Funds Distributor, LLC has agreed to waiver a portion of the distribution fee for Class S2 shares. The expense waiver will continue through at least May 1, 2009, but in any event, ING Investors Trust will notify shareholders if it intends to pay ING Funds Distributor, LLC more than 0.15% (not to exceed 0.25% under the current 12b-1 Plan) in the future.

(3)   There is no expense limitation agreement currently in place for UBS U.S. Allocation Portfolio or Van Kampen Equity and Income Portfolio. DSL, the Adviser, has contractually agreed to waive a portion of the advisory fee for UBS U.S. Allocation Portfolio. Based upon net assets as of December 31, 2006, the advisory fee waiver for UBS U.S. Allocation Portfolio would equal (0.02)%. This advisory fee waiver will continue after this date. This agreement will renew only if DSL elects to renew it.

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the meeting, provided that more than 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote.  The holders of thirty percent of outstanding shares present in person or by proxy shall constitute a quorum at the meeting.  A majority of the shareholders present in person or proxy may adjourn the meeting (i) in the absence of a quorum at such meeting or (ii), in the event of a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes.  In the event a meeting is adjourned, the time and place of such adjourned meeting shall be announced at the meeting and no additional notice shall be given unless the adjournment is more than 180 days after the record date, or if after the adjournment a new record date is fixed.

AFTER CAREFUL CONSIDERATION, THE BOARD OF UBS U.S. ALLOCATION PORTFOLIO APPROVED THE PROPOSED REORGANIZATION.  THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REORGANIZATION.

Comparison of Investment Objectives and Principal Investment Strategies

The following summarizes the investment objective, principal investment strategies and management differences, if any, between UBS U.S. Allocation Portfolio and Van Kampen Equity and Income Portfolio:

	UBS U.S. Allocation Portfolio	Van Kampen Equity and Income Portfolio
Investment Objective

Maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments and other investments. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Total return, consisting of long-term capital appreciation and current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

•      The sub-adviser allocates the Portfolio’s assets among the following classes, or types of investments: stocks, bonds, and short-term money market debt obligations. The stock class includes equity securities of all types, and the sub-adviser may purchase small, medium or large capitalization equity securities. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments that are not in the bond class.

•      The sub-adviser uses its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The sub-adviser may invest the Portfolio’s assets in these classes by investing in other funds.

•      Within the equity portion of the Portfolio, the sub-adviser generally selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the sub-adviser’s assessment of what a security is worth. The sub-adviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company’s management team, competitive advantage and core competencies. The sub-adviser then compares its assessment of a security’s value against the prevailing market

•      Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities at the time of investment. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy.

•      The Portfolio seeks to achieve its investment objective by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Corporation (“S&P”) or Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”) or unrated securities determined by the sub-adviser to be of comparable quality. The composition of the Portfolio’s investments will vary over time based upon evaluations of economic conditions by the sub-adviser and its belief about which securities would best accomplish the Portfolio’s investment objective.

•      The Portfolio emphasizes a value style of investing, seeking well-established, undervalued companies that the sub-adviser believes offer the potential for income and long-term growth of capital. Portfolio securities are typically sold when the assessments of the sub-adviser of income or growth potential of such securities materially change.

•      Under normal market conditions, the Portfolio invests at least 65% of its total assets in income-producing equity securities.

UBS U.S. Allocation Portfolio	Van Kampen Equity and Income Portfolio

prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

•      In selecting fixed-income securities, the sub-adviser uses an internally developed valuation model that quantifies return expectations for all major domestic bond markets. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the sub-adviser considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year. The fixed-income securities in which the Portfolio may invest will not have a maximum maturity limitation.

•      The Portfolio may invest in both investment grade and high-yield (lower-rated) securities, or, if unrated, determined to be of comparable quality by the sub-adviser.

•      The sub-adviser’s fixed-income strategy combines judgments about the absolute value of the fixed-income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed-income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings. The sub-adviser manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risk.

•      The Portfolio may invest in cash or cash equivalent instruments, including shares of an affiliated investment

•      The Portfolio may invest up to 15% of its total assets in real estate investment trusts (“REITs”) and 25% of its total assets in securities of foreign issuers.

•      The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

•      The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

•      The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

	UBS U.S. Allocation Portfolio	Van Kampen Equity and Income Portfolio

company.

•      The sub-adviser may, but is not required to, use various techniques, such as buying and selling futures contracts, swaps and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices, interest rates, or other factors that affect security values. If the sub-adviser’s strategies do not work as intended, the Portfolio may not achieve its objective.

•      The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Investment Adviser	DSL	DSL

Sub-Adviser	UBS	MSIM Inc

Portfolio Manager(s)	Brian D. Singer	James Gilligan (Lead Portfolio Manger), James Roeder, Sergio Marcheli, Mark Laskin and Thomas Bastian

As you can see from the chart, both Portfolios have similar investment objectives which involve seeking to maximize total return over the long term. However, there are differences between the Portfolios’ investment strategies.  In order to seek to achieve its objective, UBS U.S. Allocation Portfolio seeks to invest in securities whose fundamental values are, in the opinion of the sub-adviser, greater than their market price, while Van Kampen Equity and Income Growth Portfolio seeks to invest in securities of well-established under-valued companies that the sub-adviser believes offer the potential for long-term growth of capital.  Although both Portfolios may invest in companies of any size,  Van Kampen Equity and Income Portfolio invests at least 65% of its total assets in income-producing equity securities, and may invest up to 15% of its total assets in real estate investment trusts (“REITs”) and 25% of its total assets in securities of foreign issuers.  Van Kampen Equity and Income Portfolio may also engage in frequent and active trading of portfolio securities to achieve its investment objective. UBS U.S. Allocation Portfolio invests in high yield (lower-rated) securities and may lend  securities as a principal strategy. Please refer to the “Comparison of Portfolio Characteristics” table on the next page for more specific information regarding the characteristics of the Portfolios.

Comparison of Portfolio Characteristics

                The following table compares certain characteristics of the Portfolios as of June 30, 2007:

	UBS U.S. Allocation Portfolio		Van Kampen Equity and Income Portfolio
Net Assets	$110,478,158		$1,026,846,448

Number of Holdings	220		306

Portfolio Turnover Rate(1)	40%		45%

Average market capitalization(2) of companies in the Portfolio	$48,890,209,359		$45,428,151,013

Market Capitalization(2) range of the companies in the Portfolio:
Holdings in companies with market capitalizations over $10 billion (as a % of market value*)	62.6%		62.3%
Holdings in companies with market capitalizations between $10 billion and $1 billion (as a % of market value*)	7.8%		2.5%
Holdings in companies with market capitalizations under $1 billion (as a % of market value*)	0.0		0.0

Top 5 Industries (as % of net assets)	Diversified Financial Services	9.4%	Diversified Financial Services	10.8%
	Open-End Funds	7.2%	Pharmaceuticals	10.3%
	Collateralized Mortgage Obligations	6.0%	U.S. Treasury Bonds	8.9%
	Federal National Mortgage Corporation	6.0%	Telecommunications	6.8%
	Banks	5.7%	Insurance	6.2%

U.S. Equity Securities (as a % of market value*)	$77,777,019	70%	$663,330,673	65%

Foreign Securities (as a % of market value*)	$2,091,918	2%	$119,526,098	12%

Fixed Income Securities	$32,761,557	30%	$240,443,750	35%

Top 10 Holdings (as a % of net assets)	UBS Small Equity Fund	4.2%	U.S. Treasury Bond, 4.250% due 08/15/13	2.6%
	UBS High Yield Fund	3.0%	JPMorgan Chase & Co.	2.1%
	Citigroup, Inc.	2.5%	Bayer AG ADR	2.0%
	Morgan Stanley	2.3%	U.S. Treasury Note, 4.875% due 05/15/09	1.9%
	Wells Fargo & Co.	2.0%	Schering-Plough Corp.	1.8%
	Microsoft Corp.	1.9%	Citigroup Inc.	1.8%
	Exelon Corp.	1.9%	Time Warner, Inc.	1.6%
	Intel Corp.	1.7%	General Electric Co.	1.6%
	Wyeth	1.6%	Verizon Communications, Inc.	1.5%
	General Electric	1.6%	Abbott Laboratories	1.4%

*              Excluding short-term investments.

(1)                                      For the six-month period ended June 30, 2007.

(2)                                      For U.S. equities only.

Comparison of Investment Techniques and Principal Risks of Investing in the Portfolios

Because of the similarities between the investment objectives and strategies of the Portfolios, many of the risks of investing in UBS U.S. Allocation Portfolio are the same as the risks of investing in Van Kampen Equity and Income Portfolio.  The value of each Portfolio’s shares may go up or down, sometimes rapidly and unpredictably.  Market conditions, financial conditions of issuers represented in a Portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Portfolio’s shares.  The following summarizes and compares the principal investment techniques and risks of investing in the Portfolios, as disclosed in each Portfolio’s prospectus.  The fact that a risk is not listed as a principal risk in a Portfolio’s prospectus does not necessarily mean that shareholders of that Portfolio are not subject to that risk.  You may lose money on your investment in either Portfolio.

Asset Allocation Risk. Both Portfolios are subject to asset allocation risk. Both Portfolios may allocate their investments between equity and fixed-income securities, and among various segments of markets, based on judgments made by the sub-adviser. A Portfolio that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Call Risk. Both Portfolios are subject to call risk. During periods of falling interest rates, a bond issuer may “call,” or repay, its high yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a Portfolio would experience a decline in income.

Credit Risk. Both Portfolios are subject to credit risk. Both Portfolios could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield / high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Debt Securities Risk. Both Portfolios are subject to debt securities risk. The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Derivatives Risk. Both Portfolios are subject to derivatives risk. Both Portfolios may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio’s investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A Portfolio’s use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivatives.

Equity Securities Risk.  Both Portfolios are subject to equity securities risk.  Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities.  Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile.  The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities.  The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.  The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate.  Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions.  Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Interest Rate Risk.  Both Portfolios are subject to interest rate risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates.  When interest rates are rising, the prices of debt securities tend to fall.  When interest rates are falling, the prices of debt securities tend to rise.  Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments.  Further, economic and market conditions may cause issuers to default or go bankrupt.

Market and Company Risk.  Both Portfolios are subject to market and company risk. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

Mid-Capitalization Company Risk.  Both Portfolios are subject to mid-capitalization company risk. Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Small-Capitalization Company Risk.  Both Portfolios are subject to small-capitalization company risk. Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Value Investing Risk.  Both Portfolios are subject to value investing risk. Both Portfolios may invest in “value” stocks. A sub-adviser may be wrong in its assessment of a company’s value and the stocks a Portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of a Portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a Portfolio’s relative performance may suffer.

High-Yield, Lower-Grade Debt Securities Risk. UBS U.S. Allocation Portfolio is subject to high-yield, lower-grade debt securities risk.  High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Inability to Sell Securities Risk. UBS U.S. Allocation Portfolio is subject to inability to sell securities risk. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to a Portfolio.

Income Risk. UBS U.S. Allocation Portfolio is subject to income risk. A Portfolio’s income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

Investment Models Risk. UBS U.S. Allocation Portfolio is subject to investment models risk. The proprietary models used by a sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by the factors not foreseen in developing the models.

Manager Risk. UBS U.S. Allocation Portfolio is subject to manager risk. The sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolio but there can be no assurance that these will achieve the Portfolio’s objective. The sub-adviser could do a poor job in executing an investment strategy. The sub-adviser may use the investment techniques or invest in securities that are not part of a Portfolio’s principal investment strategy. For example, if market conditions warrant, instead of investing principally in equity securities, the Portfolio may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, instead of investing a portion of its assets in small- to medium-sized companies, the Portfolio may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Portfolio and cause the Portfolio to miss investment opportunities. Individuals primarily responsible for managing the Portfolio may leave their firm or be replaced.

Many sub-advisers of equity portfolios employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some portfolios that are characterized as growth or value can have greater volatility than other portfolios managed by other managers in a growth or value style.

Market Capitalization Risk. UBS U.S. Allocation Portfolio is subject to market capitalization risk. Stocks fall into three broad market capitalization categories – large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. For example, if valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than the Portfolio that invests in larger, fully-valued companies. Investing in small- and medium-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns. In addition, the market capitalization of a small- or mid-sized company may change due to appreciation in the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.

Maturity Risk. UBS U.S. Allocation Portfolio is subject to maturity risk. Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of the Portfolio’s fixed-income investments will affect the volatility of the Portfolio’s share price.

Other Investment Companies Risk.  UBS U.S. Allocation Portfolio is subject to other investment companies risk. UBS U.S. Allocation Portfolio may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder.  These may include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others.  ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”).  The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease.  The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.  Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.  Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally.  Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Securities Lending Risk.  UBS U.S. Allocation Portfolio is subject to securities lending risk. UBS U.S. Allocation Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral.  Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all.  As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities.  The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.  These events could trigger adverse tax consequences to the Portfolio.  Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.  When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.

Convertible Securities Risk.  Van Kampen Equity and Income Portfolio is subject to convertible securities risk.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall.  Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities.  Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.  The Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Foreign Investment Risk.  Van Kampen Equity and Income Portfolio is subject to foreign investment risk.  Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments.  Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions.  In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.  American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Real Estate Investment Trusts (“REITs”) Risk.  Van Kampen Equity and Income Portfolio is subject to real estate investment trusts risk.  Investing in REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Comparison of Portfolio Performance

Set forth below is the performance information for each Portfolio.  The bar charts and table below provide some indication of the risks of investing in each Portfolio by showing changes in the performance of each Portfolio from year to year and by comparing each Portfolio’s performance to that of a broad measure of market performance for the same period.

The bar chart shows the performance of UBS U.S. Allocation Portfolio’s Class S for each year since inception.   Class S2 shares will have different performance due to differing expenses.  The performance information does not include insurance-related charges which are, or may be imposed, under a Variable Contract or expenses related to a Qualified Plan.  Any charges will reduce your return.  Thus, you should not compare UBS U.S. Allocation Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or direct expenses of your Qualified Plan.  Past performance is not necessarily an indication of how the Portfolio will perform in the future.

UBS U.S. Allocation Portfolio

Year-by-Year Total Returns(%)(1)(2)(3)

(1)

These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your Variable Contract or Qualified Plan, and would be lower if they did.

(2)	Class S shares commenced operations on October 2, 2000.
(3)

During the period shown in the chart, the Portfolio’s best quarterly performance was 10.78% for the 2nd quarter of 2003, and the Portfolio’s worst quarterly performance was (11.03)% for the 3rd quarter of 2002.

Comparison of Portfolio Performance

The bar chart shows the performance of Van Kampen Equity and Income Portfolio’s Class S for each year since its inception.  Class I shares will have different performance due to differing expenses.  The performance information does not include insurance-related charges which are, or may be imposed, under a Variable Contract or expenses related to a Qualified Plan.  Any charges will reduce your return.  Thus, you should not compare Van Kampen Equity and Income Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or direct expenses of your Qualified Plan.  Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Van Kampen Equity and Income Portfolio

Year-by-Year Total Returns(%)(1)(2)(3)(4)

(1)

These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your Variable Contract or Qualified Plan, and would be lower if they did.

(2)	Class S shares commenced operations on December 10, 2001.
(3)

During the period shown in the chart, the Portfolio’s best quarterly performance was 14.85% for the 2nd quarter of 2003, and the Portfolio’s worst quarterly performance was (17.53)% for the 3rd quarter of 2002.

(4)

Prior to November 8, 2004, the Portfolio was sub-advised by UBS Global Asset Management (US) Inc. and was known as ING UBS U.S. Allocation Portfolio. As of November 8, 2004, the Portfolio’s principal investment strategies changed.

Average Annual Total Return

(For the periods ended June 30, 2007)

	1 Year (Or life of Class)	5 Years (Or life of Class)		10 Years (Or life of Class)
UBS U.S. Allocation Portfolio(1)

S Class	15.73%	8.68%		3.02	%(2)

Russell 3000® Index(3)	20.07%	11.53%		2.99	%(4)

Lehman Brothers Aggregate Bond Index(5)	6.12%	4.48%		5.77	%(4)

Merrill Lynch U.S. High Yield Cash Pay Only Constrained Index(6)	11.63%	11.47%		7.99	%(4)

Class S2	15.51%	10.63	%(7)	N/A

Russell 3000® Index(3)	20.07%	14.45	%(8)	N/A

Lehman Brothers Aggregate Bond Index(5)	6.12%	2.94	%(8)	N/A

Merrill Lynch U.S. High Yield Cash Pay Only Constrained Index(6)	11.63%	9.71	%(8)	N/A

Van Kampen Equity and Income Portfolio

S Class	16.58%	9.92%		5.87	%(9)

S&P 500® Index(10)	20.59%	10.71%		6.97	%(11)

Russell 1000® Value Index(12)	21.87%	13.31%		11.33	%(11)

(1)	No performance information for ADV Class and Class I of UBS U.S. Allocation Portfolio is shown because these classes were dissolved on December 27, 2007.
(2)	Class S shares of UBS U.S. Allocation Portfolio commenced operations on October 2, 2000.
(3)	The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.
(4)	The index returns are for the period beginning October 1, 2000.
(5)

The Lehman Brothers® U.S. Aggregate Bond Index is an unmanaged index of investment grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year.

(6)	The Merrill Lynch U.S. High Yield Cash Pay Only Constrained Index is an unmanaged index comprised of below-investment grade corporate bonds issued in the United States.
(7)	S2 Class shares of UBS U.S. Allocation Portfolio commenced operations on June 3, 2003.
(8)	The index returns are for the period beginning June 1, 2003.
(9)	S Class shares of Van Kampen Equity and Income Portfolio commenced operations on December 10, 2001.
(10)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.
(11)	The index returns are for the period beginning December 1, 2001.
(12)	The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower than forecasted growth values.

Additional information regarding Van Kampen Equity and Income Portfolio is included in Appendix B to this Proxy Statement/Prospectus.

COMPARISON OF FEES AND EXPENSES

The following discussion describes and compares the fees and expenses of the Portfolios. For further information on the fees and expenses of Van Kampen Equity and Income Portfolio, see “Appendix B: Additional Information Regarding ING Van Kampen Equity and Income Portfolio.”

Management Fees

Each Portfolio pays DSL, its investment adviser (“Adviser”), a management fee, payable monthly, based on the average daily net assets of the Portfolio. The following table shows the aggregate annual management fee paid by each Portfolio as a percentage of that Portfolio’s average daily net assets:

Portfolio	Management Fees (as a% of Net Assets)

UBS U.S. Allocation Portfolio(1)
0.75% of the first $500 million of the Portfolio’s average daily net assets;
0.70% on the next $250 million of the Portfolio’s average daily net assets;
0.65% on the next $500 million of the Portfolio’s average daily net assets; and
0.60% of the Portfolio’s average daily net assets in excess of $1.25 billion

Van Kampen Equity and Income Portfolio
0.55% of the Portfolio’s average daily net assets

(1)	For purposes of calculating fees under the advisory agreement, the assets of ING FMRSM Diversified Mid Cap Portfolio are combined with the assets of UBS U.S. Allocation Portfolio.

If the Reorganization is approved by shareholders, Van Kampen Equity and Income Portfolio will continue to pay the same management fee currently in place. For more information regarding the management fees for each Portfolio, please see the SAI of each Portfolio, dated April 30, 2007.

Sub-Adviser Fees

DSL, the Adviser to each Portfolio, pays UBS, the sub-adviser to UBS U.S. Allocation Portfolio, and MSIM Inc., the sub-adviser to Van Kampen Equity and Income Portfolio, each a sub-advisory fee, payable monthly, based on the average daily net assets of each respective Portfolio. The following table shows the aggregate annual sub-advisory fee paid by DSL to each sub-adviser, as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	Sub-Adviser Fees (as a% of Net Assets)

UBS U.S. Allocation Portfolio
0.40% of the first $100 million of the Portfolio’s average daily net assets;
0.35% of the next $200 million of the Portfolio’s average daily net assets;
0.30% of the next $200 million of the Portfolio’s average daily net assets; and
0.25% of assets thereafter.

Van Kampen Equity and Income Portfolio
0.30% of first $250 million of the Portfolio’s average daily net assets;
0.25% of next $300 million of the Portfolio’s average daily net assets; and
0.20% of assets in excess of $550 million.

If the Reorganization is approved by shareholders, DSL will continue to pay MSIM Inc. the same sub-advisory fee currently in place.

As a result of the lower sub-advisory fee after the Reorganization, DSL will be able to retain more of the advisory fee. Based on the net assets of UBS U.S. Allocation Portfolio as of June 30, 2007, the additional retained amount is estimated to be $79,100 in the first year and $204,100 per year thereafter.

If net assets in UBS U.S. Allocation Portfolio increase, so does the benefit to the Adviser. Generally, the lower sub-advisory fee has the effect of enhancing the Adviser’s profitability.

Administration Fees

The management agreement between ING Investors Trust (“IIT”), on behalf of UBS U.S. Allocation Portfolio, and its Adviser, DSL, provides for a “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the UBS U.S. Allocation Portfolio, and pays for the services and information necessary to the proper conduct of UBS U.S. Allocation Portfolio’s business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. As such, there are no separate administration fees for UBS U.S. Allocation Portfolio.

Pursuant to an administrative services agreement between ING Partners, Inc. (“IPI”), on behalf of Van Kampen Equity and Income Portfolio, and ING Funds Services, LLC (“IFS”), IFS provides all administrative services in support of the Portfolio and is responsible for the supervision of the Portfolio’s other service providers. As compensation for its services, IFS receives a monthly fee from the Portfolio at an annual rate based on the average daily net assets of the Portfolio. For the fiscal year ended December 31, 2006, Van Kampen Equity and Income Portfolio paid an annual administrative fee of 0.02%.

If the Reorganization is approved by shareholders, Van Kampen Equity and Income Portfolio will continue to pay the current fee for administrative services.

Distribution and Service Fees

The Class S shares of each Portfolio and the Class S2 shares of UBS U.S. Allocation Portfolio pay the distribution (12b-1) and/or service fees as described in the table entitled “Annual Portfolio Operating Expenses” below. Because these fees are paid out of the Portfolios’ assets on an on-going basis, over time these fees will increase the cost of your investment.

Expense Limitation Arrangements

There is no expense limitation agreement currently in place for UBS U.S. Allocation Portfolio or Van Kampen Equity and Income Portfolio.

Expense Tables

As shown in the table below, shares of the Portfolios are not subject to sales charges or shareholder transaction fees. The table below does not reflect surrender charges and other charges assessed by your Insurance Company under your Variable Contract or under your Qualified Plan.

Transaction Fees on New Investments

(fees paid directly from your investment)

	UBS U.S. Allocation Portfolio	Van Kampen Equity and Income Portfolio

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A

Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or redemption proceeds)	N/A	N/A

Neither UBS U.S. Allocation Portfolio nor Van Kampen Equity and Income Portfolio has any redemption fees, exchange fees or sales charges on reinvested dividends.

Portfolio Expenses

The current expenses of each of the Portfolios and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the following table. Expenses are based upon the operating expenses incurred by the Portfolios for the period ended June 30, 2007. Pro forma fees show estimated fees of Van Kampen Equity and Income Portfolio after giving effect to the proposed Reorganization as adjusted to reflect contractual changes. Pro forma numbers are estimated in good faith and are hypothetical. Your Variable Contract is a contract between you and the issuing Participating Insurance Company. Neither Portfolio is a party to that Variable Contract. The Portfolios are merely an investment option made available to you by your Participating Insurance Company under your Variable Contract. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you participate through a Qualified Plan, the table does not reflect the direct expenses of the Qualified Plan, and you should consult your plan administrator for more information.

Annual Portfolio Operating Expenses

As of June 30, 2007 (Unaudited)(1)

(expenses that are deducted from Portfolio assets, shown as a ratio of expenses to average daily net assets)

	Management Fee	Distribution (12b-1) and Shareholder Servicing Fees	Admin. Services Fee	Other Expenses	Acquired Fund Fees and Expenses		Total Fund Operating Expenses	Waivers, Reimbursement, and Recoupment		Net Expenses

Class S

UBS U.S. Allocation Portfolio(2)(3)	0.70%	0.25%	N/A	0.01%	0.00	%(4)	0.96%	(0.02)	%(5)	0.94%

Van Kampen Equity and Income Portfolio	0.55%	0.25%	0.02%	N/A	0.00	%(4)	0.82%	—		0.82%

Van Kampen Equity and Income Portfolio (Surviving Fund After the Reorganization) (Estimated Van Kampen Equity and Income Portfolio Pro Forma) (Unaudited)	0.55%	0.25%	0.02%	N/A	—		0.82%	—		0.82%

Class S2

UBS U.S. Allocation Portfolio(2)(3)(6)(7)	0.70%	0.50%	N/A	0.01%	0.00	%(4)	1.21%	(0.12)	%(5)(6)	1.09%

Van Kampen Equity and Income Portfolio	N/A	N/A	N/A	N/A	N/A		N/A	N/A		N/A

Van Kampen Equity and Income Portfolio (Surviving Fund After the Reorganization) (Estimated Van Kampen Equity and Income Portfolio Pro Forma) (Unaudited)	N/A	N/A	N/A	N/A	N/A		N/A	N/A		N/A

(1)

The fiscal year end for each Portfolio is December 31. This table shows the estimated operating expenses for shares of the Portfolios, as a ratio of expenses to average daily net assets. These ratios are based on each Portfolio’s actual operating expenses as of June 30, 2007, as adjusted for contractual changes and waivers, if any.

(2)	Annual portfolio operating expenses are not shown for ADV Class and Class I of UBS U.S. Allocation Portfolio because these classes were dissolved on December 27, 2007.

(3)

The management agreement between IIT), on behalf of UBS U.S. Allocation Portfolio, and its Adviser, DSL, provides for a “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the UBS U.S. Allocation Portfolio, and pays for the services and information necessary to the proper conduct of UBS U.S. Allocation Portfolio’s business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. As such, there are no separate administration fees for UBS U.S. Allocation Portfolio.

(4)	Amount represents less than 0.01% and is included in other expenses.

(5)

DSL, the Adviser, has contractually agreed to waive a portion of the advisory fee for UBS U.S. Allocation Portfolio. Based upon net assets as of June 30, 2007, the advisory fee waiver for UBS U.S. Allocation Portfolio would equal (0.02)%. This advisory fee waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date. This agreement will renew only if DSL elects to renew it.

(6)

DSL has contractually agreed to waive 0.10% of the distribution fee for UBS U.S. Allocation Portfolio Class S2 shares. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

(7)	UBS U.S. Allocation Portfolio Class S2 shares will merge into Van Kampen Equity and Income Portfolio Class S shares.

Examples. The following examples are intended to help you compare the cost of investing in each Portfolio and the combined Portfolio. The examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The examples assume that you invest $10,000 in each Portfolio and in the combined Portfolio after the Reorganization for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

	UBS U.S. Allocation Portfolio(1)(2)				Van Kampen Equity and Income Portfolio
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class S	$96	$304	$529	$1,176	$84	$262	$455	$1,014

Class S2	$111	$372	$653	$1,455	N/A	N/A	N/A	N/A

	Estimated Van Kampen Equity and Income Portfolio Pro Forma: the Portfolios Combined
	1 Year	3 Years	5 Years	10 Years
Class S	$84	$262	$455	$1,014

(1)	The Example numbers reflect the contractual expense limitation agreements/waivers for the one-year period and the first year of three-, five-, and ten-year periods.
(2)

Examples are not shown for ADV Class and Class I of UBS U.S. Allocation Portfolio because these classes were dissolved on December 27, 2007. UBS U.S. Allocation Portfolio Class S2 shares will merge into Van Kampen Equity and Income Portfolio Class S shares.

Portfolio Transitioning

If the Reorganization is approved by shareholders, the Adviser or sub-adviser to UBS U.S. Allocation Portfolio may sell all or a portion of the Portfolio’s holdings shortly prior to the Closing Date to transition its portfolio holdings to Van Kampen Equity and Income Portfolio. The proceeds of such sales may be held in temporary investments or invested in assets that Van Kampen Equity and Income Portfolio may hold or wish to hold. After the Closing Date, the sub-adviser to Van Kampen Equity and Income Portfolio may also sell portfolio securities that it acquired from UBS U.S. Allocation Portfolio, and Van Kampen Equity and Income Portfolio may not be immediately fully invested in accordance with its strategies. Both Portfolios may engage in a variety of transition management techniques to facilitate the portfolio transition process, including without limitation, the purchase and sale of baskets of securities and ETFs, and enter into and close futures contracts or other derivative transactions. During the transition period, UBS U.S. Allocation Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. Furthermore, such sales and purchases may be made at a disadvantageous time, would result in increased transactional costs, which are ultimately borne by shareholders, and may result in the realization of taxable gains or losses for either or both Portfolios.

Key Differences in the Rights of UBS U.S. Allocation Portfolio’s Shareholders and Van Kampen Equity and Income Portfolio’s Shareholders

UBS U.S. Allocation Portfolio is organized as a series of IIT, a Massachusetts business trust that is governed by a Declaration of Trust and ByLaws. Van Kampen Equity and Income Portfolio is organized as a series of IPI, a Maryland corporation that is governed by its Articles of Incorporation and ByLaws.

UBS U.S. Allocation Portfolio	Van Kampen Equity and Income Portfolio

Shareholders have the power to amend the Declaration of Trust, but Trustees are also permitted to do so without a shareholder vote if they deem it necessary to conform the Declaration of Trust to Federal and state laws or regulations, to change the name of the Trust or any series or class thereof, or make any other changes which do not materially adversely affect the rights of shareholders.

Shareholders shall have the power to vote with respect to the election and removal of Trustees, investment advisory contract, merger, consolidation or sale of assets.

Shareholders have the power to elect and remove Directors. Any or all of the Directors may be removed by the shareholders, who may elect a successor or successors to fill any resulting vacancy or vacancies for the unexpired term.

The Corporation reserves the right from time to time to make any amendment to the Articles of Incorporation, including any amendment which alters the contracts rights, as expressly set forth in the Articles of Incorporation, of any outstanding Shares except that no action affecting the validity or accessibility of such shares shall be taken without the unanimous approval of the outstanding shares affected thereby.

Because UBS U.S. Allocation Portfolio is organized as a series of a Massachusetts business trust and Van Kampen Equity and Income Portfolio is organized as a series of a Maryland corporation, there are some differences between the rights of shareholders of the Portfolios.

Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of a business trust. UBS U.S. Allocation Portfolio’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Portfolio. As such, shareholders of UBS U.S. Allocation Portfolio have no personal liability for the Portfolio’s acts or obligations. Under Maryland law, shareholders of  Van Kampen Equity and Income Portfolio have no personal liability for the Portfolio’s acts or obligations.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of UBS U.S. Allocation Portfolio in exchange for shares of beneficial interest of Van Kampen Equity and Income Portfolio and the assumption by Van Kampen Equity and Income Portfolio of UBS U.S. Allocation Portfolio’s known liabilities, as set forth in that Portfolio’s Statement of Assets and Liabilities as of the Closing Date; and (ii) the distribution of shares of Van Kampen Equity and Income Portfolio to shareholders of UBS U.S. Allocation Portfolio, as provided for in the Reorganization Agreement. UBS U.S. Allocation Portfolio will then be liquidated.

Each shareholder of Class S2 and Class S shares of UBS U.S. Allocation Portfolio will hold, immediately after the Closing Date, Class S shares of Van Kampen Equity and Income Portfolio having an aggregate value equal to the aggregate value of the shares of UBS U.S. Allocation Portfolio held by that shareholder as of the close of business on the Closing Date. In the interest of economy and convenience, shares of Van Kampen Equity and Income Portfolio generally will not be represented by physical certificates, unless you request the certificates in writing.

The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of UBS U.S. Allocation Portfolio. The Reorganization Agreement also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Reasons for the Reorganization

The Reorganization is one of several reorganizations that have taken place among various ING Funds. The ING Fund complex has grown in recent years through the addition of many funds. Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and potential confusion about overlapping funds. DSL also believes that the reorganizations may benefit portfolio shareholders by resulting in surviving portfolios with a greater asset base. This is expected to provide greater investment opportunities for each surviving portfolio and the potential to take larger portfolio positions.

The proposed Reorganization was presented for consideration to the Board of Directors/Trustees of the Portfolios at a meeting held on December 5, 2007. The Directors/Trustees of each Portfolio, including all of the Directors/Trustees who are not “interested persons” (as defined in the 1940 Act) of such Portfolio, determined that the interests of the shareholders of such Portfolio will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of such Portfolio and its shareholders.

The Reorganization will allow UBS U.S. Allocation Portfolio’s shareholders to participate in a professionally managed portfolio that seeks total return, consisting of long-term capital appreciation and current income. Additionally, the proposed Reorganization will result in lower gross and net expenses for shareholders of the disappearing UBS U.S. Allocation Portfolio.

Board Considerations

The Board of Trustees of UBS U.S. Allocation Portfolio, in recommending the proposed Reorganization, considered a number of factors, including the following:

•      the plans of management to reduce overlap in funds in the ING Funds complex;

•      management’s explanation of potential alternative mutual funds that could have served as the surviving mutual fund;

•      the potential benefits of the proposed Reorganization to UBS U.S. Allocation Portfolio’s shareholders;

•      the expense ratios and information regarding fees and expenses of UBS U.S. Allocation Portfolio, including that the gross and net expenses for all classes of the Portfolio will be reduced as a result of the Reorganization;

•      the relative investment performance of the Portfolios, including that Van Kampen Equity and Income Portfolio has superior total returns;

•      that the Reorganization will not dilute the interests of the shareholders of either of the Portfolios (i.e., the Separate Accounts or the Qualified Plans) or the interests of Variable Contract Owners or Plan Participants;

•      the comparability of investment objectives, policies, restrictions, management and portfolio holdings of the Portfolios, including that each Portfolio has similar investment objectives;

•      the direct or indirect costs to be incurred by each Portfolio and its respective shareholders in connection with the proposed Reorganization;

•      that if the Reorganization is approved by shareholders, certain holdings of UBS U.S. Allocation Portfolio may be sold shortly prior to the Closing Date and certain portfolio securities that Van Kampen Equity and Income Portfolio acquired from UBS U.S. Allocation Portfolio may also be sold after the Closing Date as described more fully in “Portfolio Transitioning” on page 22; and

•      the future potential benefits that may be realized by DSL, the Adviser to each Portfolio, in that its costs to manage Van Kampen Equity and Income Portfolio after the Reorganization could be expected to be less than its costs to manage both Portfolios prior to the Reorganization.

The Board of Trustees of UBS U.S. Allocation Portfolio recommends that shareholders approve the Reorganization with Van Kampen Equity and Income Portfolio.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, pursuant to this treatment, neither UBS U.S. Allocation Portfolio nor its shareholders, nor Van Kampen Equity and Income Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

Prior to the Closing Date, UBS U.S. Allocation Portfolio will pay to the Separate Accounts of Participating Insurance Companies and Qualified Plans that own its shares, a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date.

Expenses of the Reorganization

The expenses relating to the proposed Reorganization will be borne by DSL or an affiliate of DSL. The expenses of the Reorganization shall include, but not be limited to, the costs associated with the preparation of any necessary filings with the SEC, printing and distributing the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

Future Allocation of Premiums

Shares of UBS U.S. Allocation Portfolio have been purchased at the direction of Variable Contract owners by Participating Insurance Companies through Separate Accounts to fund benefits payable under a Variable Contract. If the Reorganization is approved, Participating Insurance Companies have advised us that all premiums or transfers to UBS U.S. Allocation Portfolio will be allocated to Van Kampen Equity and Income Portfolio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Form of Organization

UBS U.S. Allocation Portfolio is organized as a separate series of  IIT, an open-end management investment company organized as a Massachusetts business trust. IIT is governed by a Board of Trustees consisting of eleven  members. For more information on the history of IIT, see the SAI of UBS U.S. Allocation Portfolio.

Van Kampen Equity and Income Portfolio is organized as a separate series of IPI, an open-end management investment company organized as a Maryland corporation. IPI is governed by a Board of Directors consisting of eleven members. For more information on the history of IPI, see the SAI of  Van Kampen Equity and Income Portfolio.

Adviser

DSL, a Delaware limited liability company, serves as the Adviser to each Portfolio. DSL has overall responsibility for the management of each Portfolio. DSL provides or oversees all investment advisory and portfolio management services for, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and is registered with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer. As of December 31, 2007, DSL managed over $47.4 billion in registered investment company assets. DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

DSL is an indirect, wholly owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

DSL has engaged UBS and MSIM Inc. as sub-advisers to UBS U.S. Allocation Portfolio and Van Kampen Equity and Income Portfolio, respectively, to provide the day-to-day management of each respective Portfolio. DSL is responsible for monitoring the investment programs and performance of each sub-adviser with respect to each respective Portfolio. Under the terms of each sub-advisory agreement, the agreement can be terminated by either a Portfolio’s Board of Directors/Trustees or DSL. In the event a sub-advisory agreement is terminated, a sub-adviser may be replaced subject to any regulatory requirements, or DSL may assume day-to-day investment management of the Portfolio.

DSL has full investment discretion and ultimate authority to make all determinations with respect to the investment of each respective Portfolio’s assets and the purchase and sale of portfolio securities.

For information regarding the basis for the Board of Directors/Trustees’ approval of portfolio management relationships, please refer to   each Portfolio’s annual report for the fiscal year ended December 31, 2006.

Distributor

IFD serves as the distributor for the Portfolios. IFD is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 and is a member of FINRA.

To obtain information about FINRA member firms and their associated persons, you may contact FINRA Regulation, Inc. at www.finra.org or the FINRA BrokerCheck Hotline at 1-800-289-9999. An investment brochure describing the Public Disclosure Program is available from FINRA.

Dividends, Distributions and Taxes

Each Portfolio distributes to its Participating Insurance Company Separate Accounts and Qualified Plans that own its shares, substantially all its net investment income and net capital gains, if any, each year. Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Sub-Chapter M of the Code. As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio’s intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity contracts and variable life insurance policies so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the Participating Insurance Company’s Separate Accounts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

If the Reorganization Agreement is approved by UBS U.S. Allocation Portfolio’s shareholders, then as soon as practicable before the Closing Date, UBS U.S. Allocation Portfolio will pay Participating Insurance Company Separate Accounts and Qualified Plans that own its shares, a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Portfolios as of June 30, 2007, and on a pro forma basis as of June 30, 2007, giving effect to the Reorganization:

	Net Assets	Net Asset Value Per Share	Shares Outstanding

UBS U.S. Allocation Portfolio

Class S	$105,135,919	$11.55	9,100,669

Class S2(1)	$5,339,954	$11.49	464,754

Van Kampen Equity and Income Portfolio

Class S	$101,202,949	$40.50	2,499,012

Pro Forma – Van Kampen Equity and Income Portfolio including UBS U.S. Allocation Portfolio

Class S(1)(2)	$211,678,822	$40.50	5,226,811

(1)	Class S2 of UBS U.S. Allocation Portfolio will merge into Class S of Van Kampen Equity and Income Portfolio.
(2)	Reflects net of retired shares of UBS U.S. Allocation Portfolio of (6,372,870) and (464,754) for Class S and Class S2, respectively.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Solicitation of Proxies

Solicitation of voting instructions is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about February 26, 2008. In addition to the solicitation of proxies by mail, employees of DSL and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

If a shareholder wishes to participate in the Special Meeting, the shareholder may submit the proxy originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact Shareholder Services toll-free at 1-800-992-0180.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with UBS U.S. Allocation Portfolio, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote “FOR” the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of UBS U.S. Allocation Portfolio that may be presented at the Special Meeting.

Voting Rights

The Separate Accounts of the Participating Insurance Companies and Qualified Plans are the record owners of the shares of the Portfolios. The Qualified Plans and Participating Insurance Companies will vote UBS U.S. Allocation Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans.

Each shareholder of UBS U.S. Allocation Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

Only shareholders of UBS U.S. Allocation Portfolio at the close of business on January 11, 2008 (the “Record Date”) will be entitled to be present and give voting instructions for UBS U.S. Allocation Portfolio at the Special Meeting with respect to their shares owned as of that Record Date. To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on April 9, 2008. As of the Record Date, the following shares of beneficial interest of UBS U.S. Allocation Portfolio were outstanding and entitled to vote:

Class	Shares Outstanding
Class S	8,818,586.6100
Class S2	451,161.8080
Total	9,269,748.4180

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the meeting, provided that more than 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote. The holders of thirty percent of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders. A majority of the shareholders present in person or proxy may adjourn the meeting (i) in the absence of a quorum at such meeting or (ii), in the event of a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes. In the event a meeting is adjourned, the time and place of such adjourned meeting shall be announced at the meeting and no additional notice shall be given unless the adjournment is more than 180 days after the Record Date, or if after the adjournment a new record date is fixed. If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. For this reason, with respect to matters requiring the affirmative majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against the Reorganization.

Where Variable Contract owners and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and Participating Insurance Companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract owners and Plan Participants who voted. The effect of proportional voting is that if a large number of Variable Contract owners and Plan Participants fail to give voting instructions, a small number of Variable Contract owners and Plan Participants may determine the outcome of the vote.

To the knowledge of DSL, as of January 11, 2008, no current Director/Trustee owns 1% or more of the outstanding shares of either Portfolio, and the officers and Directors/Trustees own, as a group, less than 1% of the shares of either Portfolio.

Appendix C hereto lists the persons that, as of January 11, 2008, owned beneficially or of record 5% or more of the outstanding shares of any class of UBS U.S. Allocation Portfolio or Van Kampen Equity and Income Portfolio.

Other Matters to Come Before the Special Meeting

UBS U.S. Allocation Portfolio does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

UBS U.S. Allocation Portfolio is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by UBS U.S. Allocation Portfolio’s management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Huey P. Falgout, Jr.,
Secretary

February 26, 2008

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 5th day of December, 2007, by and between ING Partners, Inc., a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the “Company”), on behalf of its series, ING Van Kampen Equity and Income Portfolio (the “Acquiring Portfolio”), and ING Investors Trust, a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the “Trust”), on behalf of its series, ING UBS U.S. Allocation Portfolio (the “Acquired Portfolio”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for Service Class (“Class S”) voting shares of beneficial interest of the Acquiring Portfolio (the “Acquiring Portfolio Shares”), the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio described in paragraph 1.3, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Portfolio and the Acquiring Portfolio are series of open-end, registered investment companies of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest; and

WHEREAS, the Board of Directors of the Company has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio, as described in paragraph 1.3 herein, by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio by the Acquiring Portfolio, as described in paragraph 1.3 herein, is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.             TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL KNOWN ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1.          Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio’s assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Class S Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets with respect to Class S shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; (ii) to deliver to the Acquired Portfolio the number of full and fractional Class S Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets with respect to Service 2 Class (“Class S2”) shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of Class S, computed in the manner and as of the time and date set forth in paragraph 2.2; and (iii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.          The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.          The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume the liabilities of the Acquired Portfolio set forth in the Acquired Portfolio’s Statement of Assets and Liabilities as of the Closing Date delivered by the Trust, on behalf of the Acquired Portfolio, to the Company, on behalf of the Acquiring Portfolio, pursuant to paragraph 7.2 hereof. On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.          Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will: (i) distribute to the Acquired Portfolio’s shareholders of record with respect to its Class S shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within that class, the Acquiring Portfolio Shares of the same class received by the Acquired Portfolio pursuant to paragraph 1.1; (ii) distribute to the Acquired Portfolio’s shareholders of record with respect to Class S2 shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within that class, the Acquiring Portfolio Shares of Class S received by the Acquired Portfolio pursuant to paragraph 1.1; and (iii) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Portfolio’s shares, by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the shareholders of record of each class of the Acquired Portfolio’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Portfolio Shareholders”). The aggregate net asset value of Class S Acquiring Portfolio Shares to be so credited to Class S and Class S2 Acquired Portfolio Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Portfolio shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding Class S and Class S2 Acquired Portfolio shares will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in Class S and Class S2 shares of the Acquired Portfolio will represent a number of Class S Acquiring Portfolio Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Portfolio shall not issue certificates representing the Class S Acquiring Portfolio Shares in connection with such exchange.

1.5.          Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent, as defined in paragraph 3.3.

1.6.          Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.             VALUATION

2.1.          The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Acquiring Portfolio’s Board of Directors.

2.2.          The net asset value of a Class S Acquiring Portfolio Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio’s then-current prospectus and statement of additional and valuation procedures established by the Acquiring Portfolio’s Board of Directors.

2.3.          The number of the Class S Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s Class S assets shall be determined by dividing the value of the net assets with respect to the Class S shares of the Acquired Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Class S Acquiring Portfolio Share, determined in accordance with paragraph 2.2. The number of Class S Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s Class S2 assets shall be determined by dividing the value of the net assets with respect to the Class S2 shares of the Acquired Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Class S Acquiring Portfolio Share, determined in accordance with paragraph 2.2.

2.4.          All computations of value shall be made by the Acquired Portfolio’s designated record keeping agent and shall be subject to review by Acquiring Portfolio’s record keeping agent and by each Portfolio’s respective independent registered public accountants.

3.             CLOSING AND CLOSING DATE

3.1.          The Closing Date shall be April 26, 2008 or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Portfolio or at such other time and/or place as the parties may agree.

3.2.          The Acquired Portfolio shall direct the Bank of New York Mellon Corporation, as custodian for the Acquired Portfolio (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Portfolio no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Portfolio’s Assets are deposited, the Acquired Portfolio’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.          The Acquired Portfolio shall direct DST Systems, Inc. (the “Transfer Agent”), on behalf of the Acquired Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Class S and Class S2 shares owned by each such shareholder immediately prior to the Closing. The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date to the Secretary of the Acquiring Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.          In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Portfolio or the Board of Directors of the Acquiring Portfolio, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.             REPRESENTATIONS AND WARRANTIES

4.1.          Except as has been disclosed to the Acquiring Portfolio in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquired Portfolio, represents and warrants to the Company as follows:

(a)           The Acquired Portfolio is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)           The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Portfolio under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)           The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

(f)            The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(g)           All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Portfolio prior to the Closing Date;

(h)           Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio at December 31, 2006 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)            Since December 31, 2006, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio  (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio’s portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change);

(k)           On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)            For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)          All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio shares;

(n)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquired Portfolio, and, subject to the approval of the shareholders of the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)           The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)           The proxy statement of the Acquired Portfolio (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.          Except as has been disclosed to the Acquired Portfolio in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Portfolio, represents and warrants to the Trust as follows:

(a)           The Acquiring Portfolio is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)           The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Portfolio under the 1933 Act, is in full force and effect;

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)           The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio’s assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f)            The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

(g)           Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of the Acquiring Portfolio’s business. The Company, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)           The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at December 31, 2006 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)            Since December 31, 2006, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio  (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio’s portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change);

(j)            On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)           For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l)            All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

(m)          The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)           Class S Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable;

(o)           The information to be furnished by the Company for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)           That insofar as it relates to the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy materials of the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.             COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

5.1.          The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.          The Acquired Portfolio will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.          The Acquired Portfolio covenants that the Class S Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.          The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio shares.

5.5.          Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.          The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Agreement and the transactions contemplated herein.

5.7.          As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Class S Acquiring Portfolio Shares received at the Closing.

5.8.          The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.          The Trust, on behalf of the Acquired Portfolio, covenants that the Trust will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s, on behalf of the Acquired Portfolio’s, title to and possession of the Acquiring Portfolio’s Shares to be delivered hereunder, and (b) the Company’s, on behalf of the Acquiring Portfolio’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.        The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

The obligations of the Trust, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at the Trust’ election, to the performance by the Company, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.          All representations and warranties of the Company, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.          The Company shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Trust shall reasonably request;

6.3.          The Company, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

6.4.          The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Class S Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of the Company, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Trust, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.          All representations and warranties of the Trust, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.          The Trust shall have delivered to the Company a statement of the Acquired Portfolio’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

7.3.          The Trust shall have delivered to the Company on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request;

7.4.          The Trust, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Portfolio, on or before the Closing Date;

7.5.          The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Class S Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6.          The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.             FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Portfolio, or the Company, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.          The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of the Trust’s Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Company. Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the conditions set forth in this paragraph 8.1;

8.2.          On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.          All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4.          The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.          The parties shall have received the opinion of Dechert LLP addressed to the Trust and the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust and the Company. Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the condition set forth in this paragraph 8.5.

9.             BROKERAGE FEES AND EXPENSES

9.1.          The Trust, on behalf of the Acquired Portfolio, and the Company, on behalf of the Acquiring Portfolio, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2           The expenses relating to the proposed Reorganization will be borne by the investment adviser to the Acquiring Portfolio (or an affiliate of the investment adviser). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.          ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.        The Trust and the Company agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.          TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before October 31, 2008, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.          AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust and the Company; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class S Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.          NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

ING Partners, Inc.	ING Investors Trust

7337 East Doubletree Ranch Road Scottsdale,

7337 East Doubletree Ranch Road

Arizona 85258-2034

Scottsdale, Arizona 85258-2034

Attn: Huey P. Falgout, Jr.

Attn: Huey P. Falgout, Jr.

With a copy to:

With a copy to:

Dechert LLP

Dechert LLP

1775 I Street,

1775 I Street,

N.W. Washington, D.C. 20006

N.W. Washington, D.C. 20006

Attn: Jeffrey S. Puretz.

Attn: Jeffrey S. Puretz.

14.          HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.        The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.        This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

14.4.        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.        It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, Directors, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Portfolio or the Acquiring Portfolio, as provided in the Declaration of Trust of the Trust or the Articles of Incorporation of the Company, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ING INVESTORS TRUST, on behalf of its

ING UBS U.S. Allocation Portfolio series

By:	/s/ Michael J. Roland

Title:	Executive Vice President

ING PARTNERS, INC., on behalf of its

ING Van Kampen Equity and Income Portfolio series

By:	/s/ Todd Modic

Title:	Senior Vice President

APPENDIX B

ADDITIONAL INFORMATION REGARDING

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

(THE “PORTFOLIO”)

Interests of the Holders of Variable Insurance Contracts and Polices and Qualified Retirement Plans

The Portfolio is available to serve as an investment option offered through Variable Contracts and as an investment option to qualified pension and retirement plans (“Qualified Plans”).  The Portfolio also may be made available to certain investment advisers and their affiliates, other investment companies and other investors as permitted by the diversification and other requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying Treasury regulations.  The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment medium for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors.  However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations.  The Board of Directors (“Board”) directed Directed Services, LLC, the Portfolio’s adviser (“DSL” or the “Adviser”), to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict.  If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its Separate Accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.  The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

Net Asset Value

The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE).  The Portfolio is open for business every day the NYSE is open.  The NYSE is closed on all weekends and on national holidays and Good Friday.  Portfolio shares will not be priced on those days.  The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable.  Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.  Securities prices may be obtained from automated pricing services.  Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that company.  The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open.  Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s NAV is not calculated.  As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.

When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•                  foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

•                  securities of an issuer that has entered into a restructuring;

•                  securities whose trading has been halted or suspended;

•                  fixed-income securities that have gone into default and for which there are no current market value quotations; and

•                  securities that are restricted to transfer or resale.

The Portfolio or the Adviser may rely on the recommendation of a fair value pricing service approved by the Portfolio’s Board in valuing foreign securities.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolio’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.  There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form.  When an insurance company’s Variable Contract holder or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form.

Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent.  In order to receive that day’s price, the order must be received by the earlier of 4:00 p.m. Eastern time or Market Close.  The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order.  The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission (the “SEC”).

Management of the Portfolio

Adviser

DSL, a Delaware limited liability company, serves as the Adviser to the Portfolio.  DSL has overall responsibility for the management of the Portfolio.  DSL provides or oversees all investment advisory and portfolio management services for the Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

DSL is registered with the SEC as an investment adviser. DSL is an indirect, wholly owned subsidiary of ING Groep N.V. (“ING Groep”).  ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees.  Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

Prior to December 31, 2006, ING Life Insurance and Annuity Company (“ILIAC”) served as the investment adviser to the Portfolio.  On November 9, 2006, the Board approved the consolidation of investment advisory functions of ILIAC into DSL resulting in the assumption by DSL of the advisory agreement between  IPI and ILIAC.

As of December 31, 2007, DSL managed approximately $47.4 billion in registered investment company assets.  The principal address of DSL is 1475 Dunwoody Drive, West Chester, PA 19380.

DSL has engaged a sub-adviser to provide the day-to-day management of the Portfolio’s investment portfolio pursuant to a sub-advisory agreement.  DSL is responsible for monitoring the investment program and performance of the sub-adviser.  Under the terms of the sub-advisory agreement, the agreement can be terminated by either DSL or the Portfolio’s Board.  In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or DSL may assume day-to-day investment management of the Portfolio.

Sub-Adviser and Portfolio Managers

DSL, the Adviser, has engaged Morgan Stanley Investment Management Inc. (“MSIM Inc.” or the “Sub-Adviser”), 1221 Avenue of the Americas, New York, New York 10020, as sub-adviser to ING Van Kampen Equity and Income Portfolio. MSIM Inc. is a wholly owned subsidiary of Morgan Stanley. MSIM Inc., together with its affiliated asset management companies, had approximately $492 billion in assets under management as of December 31, 2006. MSIM Inc. does business in certain instances (including in its role as sub-adviser to the Portfolio) under the name “Van Kampen”.

ING Van Kampen Equity and Income Portfolio is managed by Van Kampen’s Equity Income Team. Current members of the team include James Gilligan, James Roeder, Sergio Marcheli, Mark Laskin and Thomas Bastian. Each member of the team is responsible for specific sectors, with the exception of Sergio Marcheli. All team members are responsible for the day-to-day management of the Portfolio. Mr. Gilligan is responsible for the execution of the overall strategy of the Portfolio.

James Gilligan, Managing Director, is the Portfolio’s lead portfolio manager and has worked for Van Kampen since 1985 and managed the Portfolio since 2004. James Roeder, Executive Director, has worked for Van Kampen since 1999 and has managed the Portfolio since 2004. Sergio Marcheli, Vice President, has worked for Van Kampen since 1995 and has managed the Portfolio since 2004. Mr. Laskin, Executive Director, has worked for Van Kampen since 2000 and has managed the Portfolio since January 2007. Mr. Bastian, Executive Director, has managed the Portfolio since 2004. The composition of the team may change without notice from time to time.

MSIM Inc., subject to the supervision of the Adviser and the Board, is responsible for managing the assets of the Portfolio in accordance with the Portfolio’s investment objective and policies. MSIM Inc. pays the salaries and other related costs of personnel engaged in providing investment advice, including office space, facilities and equipment.

DSL has overall responsibility for monitoring the investment program maintained by the Sub-Adviser for compliance with applicable laws and regulations and the Portfolio’s investment objective.

DSL pays MSIM Inc. a fee at an annual rate based on the average daily net asset value of the Portfolio. DSL pays the sub-advisory fee out of its advisory fee.

The Portfolio’s SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and each Portfolio Manager’s ownership of securities in the Portfolio.

Portfolio Distribution

The Portfolio is distributed by ING Funds Distributor, LLC (“IFD” or “Distributor”).  IFD is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road.

On December 31, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from DSI, the predecessor to DSL, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolio.

IFD is a member of the Financial Industry Regulatory Authority (“FINRA”).  To obtain information about FINRA member firms and their associated persons, you may contact FINRA Regulation, Inc. at www.finra.org or the FINRA BrokerCheck Hotline at 1-800-289-9999.  An investment brochure describing the Public Disclosure Program is available from FINRA.

Additional Information Regarding the Classes of Shares

The Portfolio’s shares are classified into Adviser Class (“ADV Class”), Initial Class (“Class I”), and Service Class (“Class S”) shares.  The three classes of shares of the Portfolio are identical except for different expenses, certain related rights and certain shareholder services.   All classes of the Portfolio have a common investment objective and investment portfolio.

Purchase and Redemption of Shares

The Portfolio’s shares may be purchased by certain other investment companies, including through funds-of-funds arrangements with ING affiliated funds.  In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds.  From time to time, the Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management.  For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so.  These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.  The Adviser and the Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions.  So long as the Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended, or under the terms of an exemptive order granted by the SEC.

Shareholder Servicing Plan and Plan of Distribution

IPI has adopted a Shareholder Servicing Plan (“Service Plan”) for the Class S shares of the Portfolio.  The Service Plan allows IPI to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to Class S shares and their shareholders including Variable Contract owners or plan participants with interests in the Portfolio.  Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its  Class S shares.

Frequent Trading – Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading.  With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and their shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders.  This in turn can have an adverse effect on Portfolio performance.

A Portfolio that invests in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in a Portfolio which does not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy.  Similarly, a Portfolio that holds thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s investment portfolio securities is available in the Portfolio’s SAI.  The Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter.  The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., the Portfolio will post the quarter ending June 30 holdings on August 1).  The Portfolio’s investment portfolio holdings schedule will, at a minimum, remain available on the Portfolio’s website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current.  The Portfolio’s website is located at www.ingfunds.com.

How ING Compensates Entities Offering the Portfolio as an Investment Option in Their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies.  In addition to paying fees under the Portfolio’s Distribution Plan, the Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies.  The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies.  The Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio.  These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

The distributing broker-dealer for the Portfolio is IFD.  IFD has entered into such agreements with non-affiliated insurance companies.  Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%.  This is computed as a percentage of the average aggregate amount invested in the Portfolio by contract holders through the relevant insurance company’s Variable Contracts.  As of April 30, 2007, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America.  ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization.  These methods may take the form of cash payments to affiliates.  These methods do not impact the costs incurred when investing in the Portfolio.  Management personnel of ING may receive additional compensation if the overall amount of investments in the Portfolio meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners.  None of the Portfolio, the Adviser, or the Distributor is a party to these arrangements.  Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive.  Please make sure you read fully the prospectus and discuss any questions you have with your agent or broker.

Reports to Shareholders

The fiscal year of the Portfolio ends on December 31.  The Portfolio will send financial statements to its shareholders at least semi-annually.  An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

FINANCIAL HIGHLIGHTS

The information in the table below has been derived from ING Van Kampen Equity and Income Portfolio’s financial statements, which have been audited by KPMG, LLP, an independent registered public accounting firm, with the exception of the six month period ended June 30, 2007, which is unaudited.

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S
	Six Months Ended June 30,
	2007		Year Ended December 31,
	(Unaudited)		2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$38.24		35.93		33.37		30.27	23.88	31.14

Income (loss) from investment operations:

Net investment income	$0.44	*	0.82	*	0.63	*	0.17	0.12	0.07

Net realized and unrealized gain (loss) on investments	$1.82		3.47		1.96		3.03	6.33	(7.28)

Total from investment operations	$2.26		4.29		2.59		3.20	6.45	(7.21)

Less distributions:

Net investment income	$—		0.69		—		0.10	0.06	0.00**

Net realized gains on investments	$—		1.29		0.03		—	—	0.05

Total distributions	$—		1.98		0.03		0.10	0.06	0.05

Net asset value, end of period	$40.50		38.24		35.93		33.37	30.27	23.88

Total Return(1)%	5.91		12.40		7.77		10.62	27.04	(23.13)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$101,203		88,409		59,793		34,477	17,744	13,685

Ratios to average net assets:

Expenses(2)%	0.82		0.82		0.82		0.99	1.35	1.35

Net investment income(2)%	2.24		2.25		1.84		0.99	0.46	0.27

Portfolio turnover rate	45		57		125		797	17	15

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

APPENDIX C

Security Ownership of Certain Beneficial and Record Owners

The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of January 11, 2008:

ING UBS U.S. Allocation Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*
ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	92.4% Class S; 99.9% Class S2; Beneficial	92.8%	18.2%

ING Life Insurance & Annuity Co Attention Valuation Unit - TN41 151 Farmington Ave Hartford, CT 06156-0001	6.7% Class S; Beneficial	6.3%	75.8%

ING Van Kampen Equity and Income Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*
ING Life Insurance & Annuity Co Attention Valuation Unit - TN41 151 Farmington Ave Hartford, CT 06156-0001	82.5% Class A; 96.3% Class I; Beneficial	82.4%	75.8%

ING National Trust 151 Farmington Ave #41 Hartford, CT 06156-0001	17.5% Class A; 9.3% Class S; Beneficial	1.6%	1.4%

ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	77.8% Class S; Beneficial	11.1%	18.2%

Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	7.2% Class S; Beneficial	1.0%	0.9%

*              On a pro forma basis, assuming that the value of the shareholder’s interest in the Portfolio on the date of consummation of the Reorganization is the same as on January 11, 2008.

C-1

3 EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instruction Card, sign and date the Voting Instruction Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON APRIL 10, 2008

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the “Portfolio”) attributable to his or her contract or interest therein as directed on the reverse side of this Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL. If you fail to return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable. The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instruction Card must be signed and dated below.

Signature (s) (if held jointly)	Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instruction Card as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                                       To approve an Agreement and Plan of Reorganization by and between ING UBS U.S. Allocation Portfolio and ING Van Kampen Equity and Income Portfolio, providing for the reorganization of ING UBS U.S. Allocation Portfolio with and into ING Van Kampen Equity and Income Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

FUNDS

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the
Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 10, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING UBS U.S. ALLOCATION PORTFOLIO

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on April 10, 2008, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                    To approve an Agreement and Plan of Reorganization by and between ING UBS U.S. Allocation Portfolio and ING Van Kampen Equity and Income Portfolio, providing for the reorganization of ING UBS U.S. Allocation Portfolio with and into ING Van Kampen Equity and Income Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PART B

ING PARTNERS, INC.

Statement of Additional Information

February 26, 2008

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity and Income Portfolio
(A Series of ING Investors Trust)	(A Series of ING Partners, Inc.)
7337 East Doubletree Ranch Road	7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034	Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Partners, Inc. (“SAI”) is available to the shareholders of ING UBS U.S. Allocation Portfolio, a series of ING Investors Trust, in connection with a proposed transaction whereby all of the assets and known liabilities of ING UBS U.S. Allocation Portfolio will be transferred to ING Van Kampen Equity and Income Portfolio, a series of ING Partners, Inc., in exchange for shares of ING Van Kampen Equity and Income Portfolio.

This SAI consists of: (i) this cover page; (ii) the accompanying Pro Forma Financial Statements;  (iii) the Portfolio Manager’s Report for ING Van Kampen Equity and Income Portfolio and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.         The SAI for ING UBS U.S. Allocation Portfolio, dated April 30, 2007, as filed on April 27, 2007 (File No: 033-23512) and the SAI for ING Van Kampen Equity and Income Portfolio, as supplemented, dated April 30, 2007, as filed on April 27, 2007 (File No: 333-32575).

2.         The Financial Statements of ING UBS U.S. Allocation Portfolio included in the Annual Report dated December 31, 2006, as filed on March 8, 2007 and the Semi-Annual Report dated June 30, 2007, as filed on September 5, 2007 (File No: 811-05629) and the Financial Statements of  ING Van Kampen Equity and Income Portfolio included in the Annual Report dated December 31, 2006, as filed on March 8, 2007 and the Semi-Annual Report dated June 30, 2007, as filed on September 5, 2007 (No: 811-08319).

This SAI is not a prospectus.  A Prospectus/Proxy Statement dated February 26, 2008, relating to the Reorganization of UBS U.S. Allocation  Portfolio may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180.  This SAI should be read in conjunction with the Prospectus/Proxy.

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and known liabilities of ING UBS U.S. Allocation Portfolio will be transferred to ING Van Kampen Equity and Income Portfolio, in exchange for shares of Van Kampen Equity and Income Portfolio, shown below are financial statements for each Portfolio and Pro Forma Financial Statements for the combined Portfolio, assuming the Reorganization is consummated, as of June 30, 2007.  The first table presents Statements of Assets and Liabilities for each Portfolio and estimated pro forma figures for the combined Portfolio.  The second table presents Statements of Operations for each Portfolio and estimated pro forma figures for the combined Portfolio.  The third table presents Portfolio of Investments for each Portfolio and estimated pro forma figures for the combined Portfolio.  The tables are followed by Notes to the Pro Forma Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2007 (Unaudited)

	ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity and Income Portfolio	Adjustments	Pro forma Combined ING Van Kampen Equity and Income Portfolio
ASSETS:
Investments in securities at value+*	$110,538,576	$1,023,300,521		$1,133,839,097
Short-term investments**	—	151,343		151,343
Short-term investments at amortized cost	21,653,000	24,636,909		46,289,909
Cash	315,411	—		315,411
Foreign currencies at value***	—	3,432		3,432
Receivables:
Investment securities sold	174,042	13,071,814		13,245,856
Fund shares sold	—	211,834		211,834
Dividends and interest	370,714	4,233,667		4,604,381
Reimbursement due from manager	2,632	—		2,632
Total assets	133,054,375	1,065,609,520		1,198,663,895

LIABILITIES:
Payable for investment securities purchased	800,382	37,366,302		38,166,684
Payable for fund shares redeemed	37,741	843,315		881,056
Payable upon receipt of securities loaned	21,653,000	—		21,653,000
Payable to affiliates	85,094	511,337		596,431
Payable to custodian due to bank overdraft	—	42,118		42,118
Total liabilities	22,576,217	38,763,072		61,339,289
NET ASSETS	$110,478,158	$1,026,846,448		$1,137,324,606

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$80,909,973	$802,798,058		$883,708,031
Undistributed net investment income (accumulated net investment loss)	3,106,853	36,571,361		39,678,214
Accumulated net realized gain (loss) on investments and foreign currency related transactions	12,196,674	54,233,555		66,430,229
Net unrealized appreciation on investments and foreign currency related transactions	14,264,658	133,243,474		147,508,132
NET ASSETS	$110,478,158	$1,026,846,448		$1,137,324,606

+ Including securities loaned at value	$21,093,114	$—		$21,093,114
* Cost of investments in securities	$96,273,918	$890,054,940		$986,328,858
** Cost of short-term investments	$—	$153,703		$153,703
*** Cost of foreign currencies	$—	$3,179		$3,179

Class ADV
Net assets	$1,138	$15,038,390			$15,039,528
Shares authorized	unlimited	100,000,000			100,000,000
Par value	$0.001	$0.001			$0.001
Shares outstanding	100	375,914	(71	)(C)	375,942
Net asset value and redemption price per share	$11.41	$40.00			$40.00

Class I
Net assets	$1,147	$910,605,109			$910,606,256
Shares authorized	unlimited	100,000,000			100,000,000
Par value	$0.001	$0.001			$0.001
Shares outstanding	99	22,319,995	(71	)(C)	22,320,023
Net asset value and redemption price per share	$11.55	$40.80			$40.80

Class S
Net assets	$105,135,919	$101,202,949	$5,339,954	(D)	$211,678,822
Shares authorized	unlimited	100,000,000			100,000,000
Par value	$0.001	$0.001			$0.001
Shares outstanding	9,100,669	2,499,012	(6,372,870	)(D)	5,226,811
Net asset value and redemption price per share	$11.55	$40.50			$40.50

Class S2
Net assets	$5,339,954	n/a	(5,339,954	)(D)	$—
Shares authorized	unlimited	n/a			100,000,000
Par value	$0.001	n/a			$0.001
Shares outstanding	464,754	n/a	(464,754	)(D)	—
Net asset value and redemption price per share	$11.49	n/a			$—

(C)	Reflects new shares issued, net of retired shares of ING UBS U.S. Allocation Portfolio. (Calculation: Net Assets ÷ NAV per share)
(D)	Reflects Class S2 merged into Class S

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS (Unaudited)

	ING UBS U.S. Allocation Portfolio for the twelve months ended June 30, 2007	ING Van Kampen Equity & Income Portfolio for the twelve months ended June 30, 2007	Adjustments		Pro forma Combined ING Van Kampen Equity & Income Portfolio for the twelve month ended June 30, 2007
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,290,539	$16,126,700			$17,417,239
Interest	1,770,939	14,617,157			16,388,096
Securities lending income	9,326	—			9,326
Total investment income	3,070,804	30,743,857			33,814,661

EXPENSES:
Investment management fees / Unified fees	827,823	5,582,366	(190,500	)(A)	6,219,689
Distribution and service fees:
Class ADV	8	88,816			88,824
Class S	276,218	222,229	13,470	(C)	511,917
Class S2	26,939	—	(26,939	)(C)	—
Administrative service fees	—	203,028	23,175	(B)	226,203
Director/ Trustee fees	7,789	—	(7,789	)(B)	—
Total expenses	1,138,777	6,096,439	(188,583)		7,046,633
Net waived and reimbursed fees	(30,229)		30,229		—
Brokerage commission recapture	(12,888)	—			(12,888)
Net expenses	1,095,660	6,096,439	(158,354)		7,033,745
Net investment income	1,975,144	24,647,418	158,354		26,780,916

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	10,042,363	47,565,636			57,607,999
Foreign currency related transactions	—	2			2
Net realized gain on investments and foreign currency related transactions	10,042,363	47,565,638			57,608,001
Net change in unrealized appreciation or depreciation on:
Investments	4,904,516	85,417,277			90,321,793
Foreign currency related transactions	—	17			17
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	4,904,516	85,417,294			90,321,810
Net realized and unrealized gain on investments and foreign currency related transactions	14,946,879	132,982,932			147,929,811
Increase in net assets resulting from operations	$16,922,023	$157,630,350	$158,354		$174,710,727

* Foreign taxes withheld	$—	$324,206			$324,206
(A)	Reflects adjustment in expenses due to effects of new contractual rates as a result of the merger.
(B)	Reflects adjustment in expenses due to elimination of duplicative services.
(C)	Reflects adjustment in expenses due to Class S2 of UBS U.S. Allocation Portfolio merging into Class S of Van Kampen Equity and Income Portfolio.

See Accompanying Notes to Financial Statements

Portfolios of Investments as of June 30, 2007 (Unaudited)

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
COMMON STOCK: 61.2%
				Advertising: 0.1%
15,800	—	15,800		Omnicom Group**	$836,136	$—	$836,136
9,131	—	9,131	@,L	R.H. Donnelley Corp.**	691,947	—	691,947
					1,528,083	—	1,528,083

				Aerospace/Defense: 0.7%
4,500	—	4,500		Northrop Grumman Corp.**	350,415	—	350,415
—	141,180	141,180		Raytheon Co.	—	7,608,190	7,608,190
					350,415	7,608,190	7,958,605

				Agriculture: 0.7%
—	112,300	112,300		Altria Group, Inc.	—	7,876,722	7,876,722
					—	7,876,722	7,876,722

				Apparel: 0.0%
9,100	—	9,100	@	Coach, Inc.**	431,249	—	431,249
					431,249	—	431,249

				Auto Manufacturers: 0.5%
—	125,190	125,190	@@	Honda Motor Co., Ltd. ADR	—	4,543,145	4,543,145
8,700	—	8,700	L	Paccar, Inc.**	757,248	—	757,248
					757,248	4,543,145	5,300,393

				Auto Parts & Equipment: 0.2%
10,300	—	10,300	L	BorgWarner, Inc.**	886,212	—	886,212
13,200	—	13,200		Johnson Controls, Inc.**	1,528,164	—	1,528,164
					2,414,376	—	2,414,376

				Banks: 2.2%
—	150,696	150,696		Bank of America Corp.	—	7,367,527	7,367,527
4,400	—	4,400		City National Corp.**	334,796	—	334,796
27,900	133,090	160,990		Fifth Third Bancorp.	1,109,583	5,292,989	6,402,572
35,000	—	35,000	L	Mellon Financial Corp.**	1,540,000	—	1,540,000
12,100	81,850	93,950		PNC Financial Services Group, Inc.	866,118	5,858,823	6,724,941
63,400	—	63,400	L	Wells Fargo & Co.**	2,229,776	—	2,229,776
					6,080,273	18,519,339	24,599,612

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
				Beverages: 1.1%
9,800	—	9,800		Anheuser-Busch Cos., Inc.**	511,168	—	511,168
—	211,360	211,360		Coca-Cola Co.	—	11,056,242	11,056,242
23,700	—	23,700	@,L	Constellation Brands, Inc.**	575,436	—	575,436
					1,086,604	11,056,242	12,142,846

				Biotechnology: 0.1%
4,400	—	4,400	@	Amgen, Inc.**	243,276	—	243,276
18,000	—	18,000	@,L	Genzyme Corp.**	1,159,200	—	1,159,200
20,900	—	20,900	@,L	Millennium Pharmaceuticals, Inc.**	220,913	—	220,913
					1,623,389	—	1,623,389

				Building Materials: 0.1%
45,200	—	45,200		Masco Corp.**	1,286,844	—	1,286,844
					1,286,844	—	1,286,844

				Chemicals: 2.3%
—	273,470	273,470	@@	Bayer AG ADR	—	20,592,291	20,592,291
—	108,770	108,770		EI DuPont de Nemours & Co.	—	5,529,867	5,529,867
					—	26,122,158	26,122,158

				Computers: 0.3%
25,700	—	25,700	@	Dell, Inc.**	733,735	—	733,735
—	54,626	54,626		Hewlett-Packard Co.	—	2,437,412	2,437,412
					733,735	2,437,412	3,171,147

				Cosmetics/Personal Care: 0.8%
—	70,590	70,590		Estee Lauder Cos., Inc.	—	3,212,551	3,212,551
—	103,820	103,820		Procter & Gamble Co.	—	6,352,746	6,352,746
					—	9,565,297	9,565,297

				Diversified Financial Services: 7.2%
7,244	—	7,244	@,L	Blackstone Group LP**	212,032	—	212,032
—	476,940	476,940		Charles Schwab Corp.	—	9,786,809	9,786,809
54,900	364,070	418,970		Citigroup, Inc.	2,815,821	18,673,150	21,488,971
11,700	210,780	222,480		Freddie Mac	710,190	12,794,346	13,504,536
26,700	443,142	469,842		JP Morgan Chase & Co.	1,293,615	21,470,230	22,763,845
—	136,590	136,590		Merrill Lynch & Co., Inc.	—	11,416,192	11,416,192
30,500	—	30,500		Morgan Stanley**	2,558,340	—	2,558,340
					7,589,998	74,140,727	81,730,725

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
				Electric: 3.0%
13,900	226,550	240,450		American Electric Power Co., Inc.	626,056	10,203,812	10,829,868
—	11,000	11,000		CenterPoint Energy Resources Corp.**	—	418,440	418,440
—	115,495	115,495		Entergy Corp.	—	12,398,388	12,398,388
28,300	—	28,300		Exelon Corp.**	2,054,580	—	2,054,580
—	119,420	119,420		FirstEnergy Corp.	—	7,730,057	7,730,057
1,500	—	1,500		Northeast Utilities**	42,540	—	42,540
10,900	—	10,900		Pepco Holdings, Inc.**	307,380	—	307,380
					3,030,556	30,750,697	33,781,253

				Electronics: 0.2%
—	81,880	81,880		Applera Corp.-Applied Biosystems Group	—	2,500,615	2,500,615
					—	2,500,615	2,500,615

				Food: 2.7%
—	162,720	162,720	@@	Cadbury Schweppes PLC ADR	—	8,835,696	8,835,696
—	128,100	128,100		ConAgra Foods, Inc.	—	3,440,766	3,440,766
—	216,280	216,280		Kraft Foods, Inc.	—	7,623,870	7,623,870
25,900	—	25,900		Sysco Corp.**	854,441	—	854,441
—	311,120	311,120	@@	Unilever NV ADR	—	9,650,942	9,650,942
					854,441	29,551,274	30,405,715

				Gas: 0.1%
16,600	—	16,600		NiSource, Inc.**	343,786	—	343,786
13,200	—	13,200		Sempra Energy**	781,836	—	781,836
					1,125,622	—	1,125,622

				Healthcare-Products: 0.5%
—	283,680	283,680	@	Boston Scientific Corp.	—	4,351,651	4,351,651
13,900	—	13,900		Johnson & Johnson**	856,518	—	856,518
13,400	—	13,400		Medtronic, Inc.**	694,924	—	694,924
					1,551,442	4,351,651	5,903,093

				Healthcare — Services: 0.1%
15,260	—	15,260		UnitedHealth Group, Inc.**	780,396	—	780,396
					780,396	—	780,396

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
				Household Products/Wares: 0.3%
7,800	—	7,800		Fortune Brands, Inc.**	642,486	—	642,486
—	44,460	44,460		Kimberly-Clark Corp.	—	2,973,929	2,973,929
					642,486	2,973,929	3,616,415

				Insurance: 5.3%
—	149,820	149,820	@@	Aegon NV ADR	—	2,943,963	2,943,963
8,400	—	8,400		Aflac, Inc.**	431,760	—	431,760
10,900	—	10,900		Allstate Corp.**	670,459	—	670,459
—	170,994	170,994		Chubb Corp.	—	9,257,615	9,257,615
—	110,900	110,900		Cigna Corp.	—	5,791,198	5,791,198
—	77,878	77,878	@	Conseco, Inc.	—	1,626,871	1,626,871
7,500	67,220	74,720		Hartford Financial Services Group, Inc.	738,825	6,621,842	7,360,667
—	466,730	466,730		Marsh & McLennan Cos., Inc.	—	14,412,622	14,412,622
—	211,201	211,201		Travelers Cos., Inc.	—	11,299,254	11,299,254
—	73,400	73,400	@@	XL Capital Ltd.-Class A	—	6,186,886	6,186,886
					1,841,044	58,140,251	59,981,295

				Internet: 2.1%
10,900	90,460	101,360	@,L	Amazon.com, Inc.**	745,669	6,188,369	6,934,038
2,000	—	2,000	@	McAfee, Inc.**	70,400	—	70,400
48,842	407,473	456,315	@,L	Symantec Corp.	986,608	8,230,955	9,217,563
26,800	274,742	301,542	@,L	Yahoo!, Inc.	727,084	7,453,750	8,180,834
					2,529,761	21,873,074	24,402,835

				Leisure Time: 0.1%
22,800	—	22,800		Carnival Corp.**	1,111,956	—	1,111,956
8,500	—	8,500		Harley-Davidson, Inc.**	506,685	—	506,685
					1,618,641	—	1,618,641

				Media: 3.5%
—	308,910	308,910	@	Comcast Corp.-Class A	—	8,686,549	8,686,549
6,900	—	6,900		McGraw-Hill Cos., Inc.**	469,752	—	469,752
32,000	—	32,000		News Corp., Inc. — Class A**	678,720	—	678,720
—	773,480	773,480		Time Warner, Inc.	—	16,274,013	16,274,013
14,500	303,956	318,456	@	Viacom — Class B	603,635	12,653,688	13,257,323
					1,752,107	37,614,250	39,366,357

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
				Mining: 0.6%
—	161,230	161,230		Newmont Mining Corp.	—	6,297,644	6,297,644
					—	6,297,644	6,297,644

				Miscellaneous Manufacturing: 4.0%
46,400	420,860	467,260		General Electric Co.	1,776,192	16,110,521	17,886,713
26,100	—	26,100		Illinois Tool Works, Inc.**	1,414,359	—	1,414,359
—	93,140	93,140	@@	Siemens AG ADR	—	13,324,608	13,324,608
—	370,160	370,160	@	Tyco International Ltd.	—	12,507,706	12,507,706
					3,190,551	41,942,835	45,133,386

				Oil & Gas: 4.2%
5,600	—	5,600		Chevron Corp.**	471,744	—	471,744
—	155,680	155,680		ConocoPhillips	—	12,220,880	12,220,880
—	35,800	35,800		Devon Energy Corp.	—	2,802,782	2,802,782
12,300	—	12,300		ENSCO International, Inc.**	750,423	—	750,423
8,400	—	8,400		EOG Resources, Inc.**	613,704	—	613,704
7,500	80,000	87,500		ExxonMobil Corp.	629,100	6,710,400	7,339,500
12,000	—	12,000	L	GlobalSantaFe Corp.**	867,000	—	867,000
—	73,320	73,320		Marathon Oil Corp.	—	4,396,267	4,396,267
—	125,510	125,510		Occidental Petroleum Corp.	—	7,264,519	7,264,519
—	142,350	142,350	@@	Royal Dutch Shell PLC ADR	—	11,558,820	11,558,820
					3,331,971	44,953,668	48,285,639

				Oil & Gas Services: 0.8%
23,400	—	23,400		Halliburton Co.**	807,300	—	807,300
—	98,470	98,470		Schlumberger Ltd.	—	8,364,042	8,364,042
					807,300	8,364,042	9,171,342

				Pharmaceuticals: 8.5%
—	273,930	273,930		Abbott Laboratories	—	14,668,952	14,668,952
26,400	435,140	461,540		Bristol-Myers Squibb Co.	833,184	13,733,018	14,566,202
3,900	—	3,900	@,L	Cephalon, Inc.**	313,521	—	313,521
—	234,240	234,240		Eli Lilly & Co.	—	13,089,331	13,089,331
—	76,520	76,520	@@	GlaxoSmithKline PLC ADR**	—	4,007,352	4,007,352
10,600	—	10,600	@	Medco Health Solutions, Inc.**	826,694	—	826,694
24,600	—	24,600		Merck & Co., Inc.**	1,225,080	—	1,225,080
—	199,700	199,700		Pfizer, Inc.	—	5,106,329	5,106,329
—	81,890	81,890	@@	Roche Holding AG ADR	—	7,262,931	7,262,931
—	53,770	53,770	@@	Sanofi-Aventis ADR**	—	2,165,318	2,165,318

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
—	619,850	619,850		Schering–Plough Corp.	—	18,868,234	18,868,234
31,450	194,820	226,270		Wyeth	1,803,343	11,170,979	12,974,322
					5,001,822	90,072,444	95,074,266

				Pipelines: 0.3%
—	108,780	108,780		Williams Cos., Inc.	—	3,439,624	3,439,624
					—	3,439,624	3,439,624

				Retail: 2.7%
17,600	—	17,600	@,L	Chico’s FAS, Inc.**	428,384	—	428,384
17,300	—	17,300		Costco Wholesale Corp.**	1,012,396	—	1,012,396
25,500	172,880	198,380		Home Depot, Inc.	1,003,425	6,802,828	7,806,253
—	76,520	76,520		McDonald’s Corp.	—	3,884,155	3,884,155
—	95,279	95,279	@	Office Depot, Inc.	—	2,886,954	2,886,954
—	189,200	189,200	@	Rite Aid Corp.	—	1,207,096	1,207,096
8,900	—	8,900		Target Corp.**	566,040	—	566,040
—	268,670	268,670		Wal—Mart Stores, Inc.	—	12,925,714	12,925,714
					3,010,245	27,706,747	30,716,992

				Semiconductors: 1.2%
33,700	—	33,700	L	Analog Devices, Inc.**	1,268,468	—	1,268,468
78,000	201,857	279,857		Intel Corp.	1,853,280	4,796,122	6,649,402
15,400	—	15,400	L	Linear Technology Corp.**	557,172	—	557,172
—	316,978	316,978	@	Micron Technology, Inc.	—	3,971,734	3,971,734
26,800	—	26,800	L	Xilinx, Inc.**	717,436	—	717,436
					4,396,356	8,767,856	13,164,212

				Software: 0.3%
34,100	—	34,100	@	BEA Systems, Inc.**	466,829	—	466,829
16,100	—	16,100	@	Citrix Systems, Inc.**	542,087	—	542,087
14,500	—	14,500	@,L	Intuit, Inc.**	436,160	—	436,160
70,700	—	70,700		Microsoft Corp.**	2,083,529	—	2,083,529
11,500	—	11,500	@,L	Red Hat, Inc.**	256,220	—	256,220
					3,784,825	—	3,784,825

				Telecommunications: 4.2%
—	505,300	505,300	@@	Alcatel SA ADR	—	7,074,200	7,074,200
26,000	—	26,000	@@	Allergan, Inc.**	1,498,640	—	1,498,640
27,800	—	27,800	L	AT&T, Inc.**	1,153,700	—	1,153,700
—	123,400	123,400	@	Cisco Systems, Inc.	—	3,436,690	3,436,690
—	60,386	60,386		Embarq Corp.	—	3,826,661	3,826,661

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
—	174,770	174,770	@@	France Telecom SA ADR	—	4,802,680	4,802,680
71,594	447,897	519,491		Sprint Nextel Corp.	1,482,712	9,275,947	10,758,659
—	376,026	376,026		Verizon Communications, Inc.	—	15,480,990	15,480,990
					4,135,052	43,897,168	48,032,220

				Transportation: 0.2%
16,400	—	16,400	L	Burlington Northern Santa Fe Corp.**	1,396,296	—	1,396,296
10,700	—	10,700	L	FedEx Corp.**	1,187,379	—	1,187,379
					2,583,675	—	2,583,675

				Total Common Stock	69,850,507	625,067,001	694,917,508
				(Cost $)	57,202,263	497,710,987	554,913,250

EXCHANGE-TRADED FUNDS: 0.4%
				Exchange-Traded Funds: 0.4%
—	333,500	333,500		iShares MSCI Japan Index Fund	—	4,839,085	4,839,085

				Total Exchange-Traded	—	4,839,085	4,839,085
				Funds (Cost $)	—	4,869,710	4,869,710

MUTUAL FUNDS: 0.7%
				Open-End Funds: 0.7%
150,213	—	150,213		UBS High Yield Fund**	3,274,187	—	3,274,187
90,038	—	90,038		UBS Small Equity Fund**	4,652,325	—	4,652,325

				Total Mutual Funds	7,926,512	—	7,926,512
				(Cost $)	5,854,718	—	5,854,718

PREFERRED STOCK: 2.9%
				Advertising: 0.1%
—	900	900	#,P	Interpublic Group of Cos., Inc.	—	962,213	962,213
					—	962,213	962,213

				Auto Manufacturers: 0.3%
—	97,800	97,800	P	Ford Motor Co. Capital Trust II	—	3,771,168	3,771,168
					—	3,771,168	3,771,168

				Diversified Financial Services: 0.2%
—	49,200	49,200	@@	Lazard Ltd.	—	1,911,912	1,911,912
					—	1,911,912	1,911,912

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
				Healthcare-Services: 0.1%
—	1,600	1,600	#	Healthsouth Corp.	—	1,480,600	1,480,600
					—	1,480,600	1,480,600

				Insurance: 0.1%
—	53,600	53,600	@@	XL Capital Ltd.	—	1,574,768	1,574,768
					—	1,574,768	1,574,768

				Media: 0.2%
—	27,920	27,920	P	Tribune Co.	—	1,870,919	1,870,919
					—	1,870,919	1,870,919

				Pharmaceuticals: 0.2%
—	35,000	35,000	P	Omnicare Capital Trust II	—	1,745,625	1,745,625
					—	1,745,625	1,745,625

				Pipelines: 0.6%
—	1,900	1,900		El Paso Corp.	—	2,776,375	2,776,375
—	105,000	105,000	P	El Paso Energy Capital Trust I	—	4,426,800	4,426,800
					—	7,203,175	7,203,175

				Savings & Loans: 0.2%
—	26,300	26,300		Sovereign Capital Trust	—	1,226,238	1,226,238
—	9,400	9,400		Washington Mutual, Inc.	—	517,000	517,000
					—	1,743,238	1,743,238

				Sovereign: 0.4%
—	50	50	P	Fannie Mae	—	4,969,719	4,969,719
					—	4,969,719	4,969,719

				Telecommunications: 0.5%
—	6,000	6,000	P	Lucent Technologies Capital Trust I	—	6,191,250	6,191,250
					—	6,191,250	6,191,250

				Total Preferred Stock	—	33,424,587	33,424,587
				(Cost $)	—	31,652,282	31,652,282

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
CONVERTIBLE BONDS: 11.1%
				Advertising: 0.2%
$—	$1,528,000	$1,528,000	C	Interpublic Group of Cos., Inc., 4.500%, due 03/15/23	$—	$1,717,090	$1,717,090
					—	1,717,090	1,717,090

				Aerospace/Defense: 0.4%
—	4,225,000	4,225,000	C	L-3 Communications Corp., 3.000%, due 08/01/35	—	4,784,813	4,784,813
					—	4,784,813	4,784,813

				Auto Manufacturers: 0.6%
—	5,398,000	5,398,000	C	Ford Motor Co., 4.250%, due 12/15/36	—	6,787,985	6,787,985
					—	6,787,985	6,787,985

				Biotechnology: 1.2%
—	3,800,000	3,800,000		Amgen, Inc., 0.375%, due 02/01/13	—	3,391,500	3,391,500
—	4,200,000	4,200,000	#	Amgen, Inc., 0.375%, due 02/01/13	—	3,748,500	3,748,500
—	1,598,000	1,598,000	#	Charles River Laboratories International, Inc., 2.250%, due 06/15/13	—	1,931,583	1,931,583
—	3,550,000	3,550,000	C	Invitrogen Corp., 1.500%, due 02/15/24	—	3,279,313	3,279,313
—	725,000	725,000	C	Invitrogen Corp., 3.250%, due 06/15/25	—	740,406	740,406
					—	13,091,302	13,091,302

				Computers: 1.1%
—	3,150,000	3,150,000	C	Electronic Data Systems Corp., 3.875%, due 07/15/23	—	3,205,125	3,205,125
—	3,959,000	3,959,000	#	EMC Corp., 1.750%, due 12/01/11	—	5,018,033	5,018,033
—	1,205,000	1,205,000		EMC Corp., 1.750%, due 12/01/11	—	1,527,338	1,527,338
—	2,548,000	2,548,000		SanDisk Corp., 1.000%, due 05/15/13	—	2,251,795	2,251,795
					—	12,002,291	12,002,291

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
				Diversified Financial Services: 1.6%
—	5,800,000	5,800,000	C	Goldman Sachs Group, Inc., 2.000%, due 02/02/12	—	5,861,944	5,861,944
—	4,500,000	4,500,000	#	Goldman Sachs Group, Inc., 2.000%, due 05/09/14	—	4,331,700	4,331,700
—	7,800,000	7,800,000		Lehman Brothers Holdings, Inc., 1.500%, due 03/23/12	—	8,126,820	8,126,820
					—	18,320,464	18,320,464

				Entertainment: 0.2%
—	1,920,000	1,920,000	C	International Game Technology, 2.600%, due 12/15/36	—	1,879,200	1,879,200
					—	1,879,200	1,879,200

				Environmental Control: 0.1%
—	1,161,000	1,161,000	C	Allied Waste North America, Inc., 4.250%, due 04/15/34	—	1,116,011	1,116,011
					—	1,116,011	1,116,011

				Food: 0.3%
—	7,100,000	7,100,000	C,Z	Supervalu, Inc., 3.370%, due 11/02/31	—	3,168,375	3,168,375
					—	3,168,375	3,168,375

				Healthcare-Products: 1.0%
—	1,300,000	1,300,000	C	Advanced Medical Optics, Inc., 2.500%, due 07/15/24	—	1,270,750	1,270,750
—	3,104,000	3,104,000	#,C	Beckman Coulter, Inc., 2.500%, due 12/15/36	—	3,305,760	3,305,760
—	1,263,000	1,263,000	C	Edwards Lifesciences Corp., 3.875%, due 05/15/33	—	1,313,520	1,313,520
—	3,960,000	3,960,000	C	Medtronic, Inc., 1.250%, due 09/15/21	—	3,974,850	3,974,850
—	798,000	798,000		Medtronic, Inc., 1.500%, due 04/15/11	—	849,870	849,870
—	660,000	660,000	#	St Jude Medical, Inc., 1.220%, due 12/15/08	—	655,050	655,050
					—	11,369,800	11,369,800

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
				Healthcare-Services: 0.3%
—	820,000	820,000		AMERIGROUP Corp., 2.000%, due 05/15/12	—	723,650	723,650
—	2,600,000	2,600,000	C	Health Management Associates, Inc., 4.375%, due 08/01/23	—	2,791,750	2,791,750
					—	3,515,400	3,515,400

				Insurance: 0.2%
—	2,035,000	2,035,000	+,C	Conseco, Inc., 3.500%, due 09/30/35	—	2,078,244	2,078,244
					—	2,078,244	2,078,244

				Internet: 0.5%
—	5,740,000	5,740,000	C	Amazon.com, Inc., 4.750%, due 02/01/09	—	5,876,325	5,876,325
					—	5,876,325	5,876,325

				Media: 0.1%
—	1,615,000	1,615,000	C	Sinclair Broadcast Group, Inc., 6.000%, due 09/15/12	—	1,558,475	1,558,475
					—	1,558,475	1,558,475

				Miscellaneous Manufacturing: 0.5%
—	3,750,000	3,750,000	C	3M Co., Discount Note, due 11/21/32	—	3,398,438	3,398,438
—	2,700,000	2,700,000	C	Eastman Kodak Co., 3.375%, due 10/15/33	—	2,848,500	2,848,500
					—	6,246,938	6,246,938

				Packaging & Containers: 0.3%
—	2,900,000	2,900,000	#,C	Sealed Air Corp., 3.000%, due 06/30/33	—	2,950,750	2,950,750
					—	2,950,750	2,950,750
				Pharmaceuticals: 0.9%
—	3,200,000	3,200,000	C	ImClone Systems, Inc., 1.375%, due 05/15/24	—	2,992,000	2,992,000
—	4,005,000	4,005,000	@@,C	Teva Pharmaceutical Finance Co. BV, 1.750%, due 02/01/26	—	4,010,006	4,010,006
—	3,512,000	3,512,000	C	Watson Pharmaceuticals, Inc., 1.750%, due 03/15/23	—	3,419,810	3,419,810
					—	10,421,816	10,421,816

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
				Retail: 0.2%
—	2,100,000	2,100,000	C	Best Buy Co., Inc., 2.250%, due 01/15/22	—	2,289,000	2,289,000
					—	2,289,000	2,289,000

				Semiconductors: 0.2%
—	2,208,000	2,208,000	#	Xilinx, Inc., 3.125%, due 03/15/37	—	2,235,600	2,235,600
					—	2,235,600	2,235,600

				Telecommunications: 1.2%
—	2,000,000	2,000,000	#,C	JDS Uniphase Corp., 1.000%, due 05/15/26	—	1,660,000	1,660,000
—	2,600,000	2,600,000	C,Z	JDS Uniphase Corp., 2.210%, due 11/15/10	—	2,414,750	2,414,750
—	2,100,000	2,100,000	Z	Juniper Networks, Inc., Discount Note, due 06/15/08	—	2,719,500	2,719,500
—	2,200,000	2,200,000		Level 3 Communications, Inc., 2.875%, due 07/15/10	—	2,406,250	2,406,250
—	800,000	800,000	C	Level 3 Communications, Inc., 3.500%, due 06/15/12	—	1,013,000	1,013,000
—	2,400,000	2,400,000		Level 3 Communications, Inc., 6.000%, due 03/15/10	—	2,313,000	2,313,000
—	1,928,000	1,928,000	C	Lucent Technologies, Inc., 2.875%, due 06/15/25	—	2,169,000	2,169,000
					—	14,695,500	14,695,500

				Total Convertible Bonds	—	126,105,379	126,105,379
				(Cost $)	—	120,334,202	120,334,202

CORPORATE BONDS/ NOTES: 5.8%
				Airlines: 0.0%
—	444,515	444,515		America West Airlines, Inc., 7.100%, due 04/02/21	—	469,241	469,241
					—	469,241	469,241

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
				Auto Manufacturers: 0.0%
225,000	—	225,000		DaimlerChrysler NA Holding Corp., 4.050%, due 06/04/08**	221,892	—	221,892
—	325,000	325,000		DaimlerChrysler NA Holding Corp., 7.750%, due 01/18/11	—	346,167	346,167
					221,892	346,167	568,059

				Banks: 1.0%
25,000	—	25,000	@@	Abbey National PLC, 7.950%, due 10/26/29**	30,115	—	30,115
—	425,000	425,000		Bank of New York, 3.800%, due 02/01/08	—	421,234	421,234
—	75,000	75,000		Bank of New York, 5.200%, due 07/01/07	—	75,000	75,000
—	175,000	175,000		Bank One Corp., 6.000%, due 02/17/09	—	176,552	176,552
45,000	—	45,000		Bank One Corp., 7.875%, due 08/01/10**	48,083	—	48,083
85,000	—	85,000		Capital One Financial Corp., 5.500%, due 06/01/15**	82,177	—	82,177
—	750,000	750,000		Marshall & Ilsley Bank, 3.800%, due 02/08/08	—	743,210	743,210
—	320,000	320,000		Popular North America, Inc., 5.650%, due 04/15/09	—	319,928	319,928
—	125,000	125,000		Sovereign Bank, 4.000%, due 02/01/08	—	123,958	123,958
—	905,000	905,000	@@,#	Unicredit Luxembourg Finance SA, 5.405%, due 10/24/08	—	905,538	905,538
—	5,048,000	5,048,000	#,C	US Bancorp., 3.606%, due 02/06/37	—	5,015,188	5,015,188
—	745,000	745,000	C	USB Capital IX, 6.189%, due 03/29/49	—	751,125	751,125
45,000	—	45,000		Wachovia Bank NA, 7.800%, due 08/18/10**	47,800	—	47,800
—	1,535,000	1,535,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	—	1,529,566	1,529,566
50,000	—	50,000		Wells Fargo & Co., 6.450%, due 02/01/11**	51,596	—	51,596
					259,771	10,061,299	10,321,070

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
				Beverages: 0.1%
—	485,000	485,000	@@,#	FBG Finance Ltd., 5.125%, due 06/15/15	—	455,266	455,266
—	445,000	445,000	#,C	Miller Brewing Co., 4.250%, due 08/15/08	—	438,397	438,397
40,000	—	40,000	@@,#,C	SABMiller PLC, 6.500%, due 07/01/16**	41,164	—	41,164
					41,164	893,663	934,827

				Chemicals: 0.0%
65,000	315,000	380,000	C	ICI Wilmington, Inc., 4.375%, due 12/01/08	63,926	309,797	373,723
					63,926	309,797	373,723

				Commercial Services: 0.0%
70,000	—	70,000	#	Erac USA Finance Co., 7.350%, due 06/15/08**	70,974	—	70,974
					70,974	—	70,974

				Cosmetics /Personal Care: 0.0%
35,000	—	35,000	C	Avon Products, Inc., 7.150%, due 11/15/09**	36,312	—	36,312
					36,312	—	36,312

				Diversified Financial Services: 1.8%
—	1,100,000	1,100,000	#	AIG SunAmerica Global Financing VI, 6.300%, due 05/10/11	—	1,127,543	1,127,543
—	705,000	705,000		American General Finance Corp., 4.625%, due 05/15/09	—	695,572	695,572
—	50,000	50,000		American General Finance Corp., 4.625%, due 09/01/10	—	48,705	48,705
—	200,000	200,000	C	AXA Financial, Inc., 6.500%, due 04/01/08	—	201,440	201,440
—	690,000	690,000		Caterpillar Financial Services Corp., 3.625%, due 11/15/07	—	685,570	685,570
—	100,000	100,000		CIT Group, Inc., 3.650%, due 11/23/07	—	99,307	99,307
—	305,000	305,000		CIT Group, Inc., 4.750%, due 08/15/08	—	302,495	302,495
56,000	—	56,000		Citigroup, Inc., 5.000%, due 09/15/14**	53,350	—	53,350

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
345,000	—	345,000		Citigroup, Inc., 5.625%, due 08/27/12**	345,455	—	345,455
50,000	645,000	695,000		Countrywide Home Loans, Inc., 3.250%, due 05/21/08	49,014	632,286	681,300
65,000	—	65,000	C,L	Credit Suisse First Boston USA, Inc., 6.500%, due 01/15/12**	67,391	—	67,391
—	600,000	600,000	#	Farmers Exchange Capital, 7.050%, due 07/15/28	—	609,484	609,484
630,000	—	630,000		Ford Motor Credit Co., 5.800%, due 01/12/09**	616,896	—	616,896
—	250,000	250,000		General Electric Capital Corp., 4.250%, due 12/01/10	—	241,406	241,406
330,000	—	330,000		General Electric Capital Corp., 6.000%, due 06/15/12**	336,242	—	336,242
30,000	—	30,000	C	General Electric Capital Corp., 6.750%, due 03/15/32**	32,651	—	32,651
130,000	—	130,000		General Motors Acceptance Corp., 6.875%, due 09/15/11**	127,990	—	127,990
—	740,000	740,000	C	Goldman Sachs Capital II, 5.793%, due 12/31/49	—	722,958	722,958
—	3,500,000	3,500,000		Goldman Sachs Group, Inc., 0.250%, due 08/30/08	—	3,786,475	3,786,475
190,000	—	190,000		Goldman Sachs Group, Inc., 6.875%, due 01/15/11**	197,784	—	197,784
40,000	—	40,000	#,C	Harley-Davidson, Inc., 3.625%, due 12/15/08**	39,008	—	39,008
—	125,000	125,000		Household Finance Corp., 4.125%, due 12/15/08	—	122,794	122,794
—	75,000	75,000		Household Finance Corp., 6.375%, due 10/15/11	—	77,135	77,135
—	160,000	160,000		HSBC Finance Corp., 4.125%, due 11/16/09	—	155,453	155,453
150,000	775,000	925,000		HSBC Finance Corp., 6.750%, due 05/15/11	155,836	805,151	960,987
—	50,000	50,000		HSBC Finance Corp., 8.000%, due 07/15/10	—	53,438	53,438
95,000	—	95,000		International Lease Finance Corp., 3.500%, due 04/01/09**	92,061	—	92,061
—	75,000	75,000	#	John Hancock Global Funding II, 7.900%, due 07/02/10	—	80,104	80,104
75,000	425,000	500,000		JPMorgan Chase & Co., 6.750%, due 02/01/11	77,983	441,906	519,889

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
85,000	—	85,000	L	Lehman Brothers Holdings, Inc., 5.250%, due 02/06/12**	83,633	—	83,633
—	400,000	400,000	@@,#,C	Mantis Reef Ltd., 4.692%, due 11/14/08	—	395,466	395,466
—	650,000	650,000		MBNA Corp., 5.786%, due 05/05/08	—	652,592	652,592
190,000	—	190,000	C	Morgan Stanley, 6.750%, due 04/15/11**	197,160	—	197,160
—	630,000	630,000	@@,#	Nationwide Building Society, 4.250%, due 02/01/10	—	611,344	611,344
115,000	—	115,000	C	Residential Capital Corp., 6.125%, due 11/21/08**	113,987	—	113,987
130,000	910,000	1,040,000	C	Residential Capital Corp., 6.375%, due 06/30/10	128,408	898,854	1,027,262
—	765,000	765,000	C	Residential Capital, LLC, 6.500%, due 04/17/13	—	740,307	740,307
—	475,000	475,000		SLM Corp., 4.000%, due 01/15/10	—	442,308	442,308
—	370,000	370,000		SLM Corp., 5.000%, due 10/01/13	—	316,096	316,096
—	215,000	215,000		Textron Financial Corp., 4.125%, due 03/03/08	—	213,292	213,292
—	480,000	480,000		Textron Financial Corp., 5.125%, due 02/03/11	—	475,412	475,412
—	355,000	355,000	@@,#,C	Two-Rock Pass-Through Trust, 6.298%, due 02/11/50	—	349,764	349,764
—	690,000	690,000	#	Xlliac Global Funding, 4.800%, due 08/10/10	—	675,312	675,312
					2,714,849	16,659,969	19,374,818

				Electric: 0.4%
—	500,000	500,000	C	Arizona Public Service Co., 5.800%, due 06/30/14	—	494,076	494,076
—	485,000	485,000	C	Carolina Power & Light Co., 5.125%, due 09/15/13	—	470,328	470,328
—	110,000	110,000	C	Consumers Energy Co., 4.000%, due 05/15/10	—	105,574	105,574
—	215,000	215,000	C	Consumers Energy Co., 4.800%, due 02/17/09	—	212,478	212,478
—	245,000	245,000	C	Detroit Edison Co., 6.125%, due 10/01/10	—	249,549	249,549

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
70,000	—	70,000	C	Dominion Resources, Inc., 5.950%, due 06/15/35**	65,852	—	65,852
—	245,000	245,000	C	Entergy Gulf States, Inc., 3.600%, due 06/01/08	—	240,681	240,681
—	170,000	170,000	C	Entergy Gulf States, Inc., 5.760%, due 12/01/09	—	170,011	170,011
50,000	—	50,000	C	Exelon Generation Co., LLC, 5.350%, due 01/15/14**	47,978	—	47,978
—	235,000	235,000	C	Nisource Finance Corp., 5.930%, due 11/23/09	—	235,496	235,496
—	470,000	470,000	C	Ohio Power Co., 6.000%, due 06/01/16	—	471,253	471,253
35,000	—	35,000	C	Pacific Gas & Electric Co., 6.050%, due 03/01/34**	34,014	—	34,014
—	518,000	518,000		Pacific Gas & Electric Co., 9.500%, due 06/30/10	—	1,697,745	1,697,745
30,000	—	30,000		PPL Capital Funding Trust I, 4.330%, due 03/01/09**	29,414	—	29,414
85,000	—	85,000	C	PSEG Power, LLC, 6.950%, due 06/01/12**	89,060	—	89,060
—	300,000	300,000	C	Wisconsin Electric Power, 3.500%, due 12/01/07	—	297,581	297,581
					266,318	4,644,772	4,911,090

				Electrical Components & Equipment: 0.1%
—	365,000	365,000	C	Cooper Industries, Inc., 5.250%, due 11/15/12	—	358,345	358,345
—	280,000	280,000	@@,#	LG Electronics, Inc., 5.000%, due 06/17/10	—	273,738	273,738
					—	632,083	632,083
				Environmental Control: 0.0%
—	150,000	150,000	C	Waste Management, Inc., 7.375%, due 08/01/10	—	157,264	157,264
					—	157,264	157,264

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
				Food: 0.1%
—	205,000	205,000	C	ConAgra Foods, Inc., 7.000%, due 10/01/28	—	214,147	214,147
—	190,000	190,000	C	ConAgra Foods, Inc., 8.250%, due 09/15/30	—	225,532	225,532
—	430,000	430,000	C	Fred Meyer, Inc., 7.450%, due 03/01/08	—	435,431	435,431
—	355,000	355,000	C	Sara Lee Corp., 6.125%, due 11/01/32	—	318,546	318,546
					—	1,193,656	1,193,656

				Forest Products & Paper: 0.0%
80,000	—	80,000	C	Weyerhaeuser Co., 6.750%, due 03/15/12**	82,855	—	82,855
					82,855	—	82,855

				Healthcare-Services: 0.1%
—	235,000	235,000	C	UnitedHealth Group, Inc., 4.125%, due 08/15/09	—	229,416	229,416
—	335,000	335,000		UnitedHealth Group, Inc., 5.440%, due 03/02/09	—	335,190	335,190
—	430,000	430,000		WellPoint, Inc., 3.750%, due 12/14/07	—	426,677	426,677
—	95,000	95,000	C	WellPoint, Inc., 4.250%, due 12/15/09	—	92,075	92,075
					—	1,083,358	1,083,358

				Holding Companies-Diversified: 0.0%
—	405,000	405,000	#,C	Capmark Financial Group, Inc., 5.875%, due 05/10/12	—	400,108	400,108
—	170,000	170,000	#,C	Capmark Financial Group, Inc., 6.300%, due 05/10/17	—	167,592	167,592
					—	567,700	567,700

				Household Products /Wares: 0.0%
105,000	—	105,000	C	Fortune Brands, Inc., 5.375%, due 01/15/16**	97,649	—	97,649
					97,649	—	97,649

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
				Insurance: 0.2%
—	540,000	540,000	@@,#,C	Catlin Insurance Co., Ltd., 7.249%, due 01/19/17	—	514,680	514,680
—	225,000	225,000	#	Farmers Insurance Exchange, 8.625%, due 05/01/24	—	260,582	260,582
—	250,000	250,000		Nationwide Financial Services, 6.250%, due 11/15/11	—	255,980	255,980
—	205,000	205,000	C	Platinum Underwriters Finance, inc., 7.500%, due 06/01/17	—	211,404	211,404
—	370,000	370,000	@@	Platinum Underwriters Holdings Ltd., 6.371%, due 11/16/07	—	368,935	368,935
—	490,000	490,000		St. Paul Travelers Cos., Inc., 5.010%, due 08/16/07	—	489,783	489,783
					—	2,101,364	2,101,364

				Media: 0.2%
185,000	755,000	940,000	C	Comcast Cable Communications Holdings, Inc., 6.750%, due 01/30/11	191,636	782,083	973,719
—	835,000	835,000		Time Warner, Inc., 5.590%, due 11/13/09	—	836,262	836,262
80,000	—	80,000	C	Time Warner, Inc., 6.875%, due 05/01/12**	83,547	—	83,547
—	440,000	440,000	C	Viacom, Inc., 6.875%, due 04/30/36	—	426,397	426,397
					275,183	2,044,742	2,319,925

				Multi-National: 0.0%
45,000	—	45,000	@@	Inter-American Development Bank, 5.750%, due 02/26/08**	45,140	—	45,140
					45,140	—	45,140

				Office/Business Equipment: 0.0%
25,000	—	25,000	C	Pitney Bowes, Inc., 4.625%, due 10/01/12**	23,937	—	23,937
					23,937	—	23,937

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
				Oil & Gas: 0.0%
35,000	—	35,000	@@,C	Anadarko Finance Co., 6.750%, due 05/01/11**	36,167	—	36,167
60,000	—	60,000	C	Devon Financing Corp. ULC, 6.875%, due 09/30/11**	62,693	—	62,693
—	350,000	350,000	C	Valero Energy Corp., 3.500%, due 04/01/09	—	339,499	339,499
					98,860	339,499	438,359

				Pharmaceuticals: 0.3%
105,000	—	105,000	C	Allergan, Inc., 5.750%, due 04/01/16**	104,598	—	104,598
—	3,890,000	3,890,000	C	Omnicare, Inc., 3.250%, due 12/15/35	—	3,272,463	3,272,463
35,000	—	35,000		Teva Pharmaceutical Finance, LLC, 5.550%, due 02/01/16**	33,593	—	33,593
—	207,000	207,000	C	Valeant Pharmaceuticals International, 4.000%, due 11/15/13	—	193,028	193,028
35,000	—	35,000	C	Wyeth, 5.500%, due 03/15/13**	34,676	—	34,676
					172,867	3,465,491	3,638,358

				Pipelines: 0.1%
—	135,000	135,000	C	CenterPoint Energy Resources Corp., 6.250%, due 02/01/37	—	130,445	130,445
—	175,000	175,000	C	Consolidated Natural Gas Co., 6.250%, due 11/01/11	—	178,926	178,926
50,000	—	50,000	C	Kinder Morgan Energy Partners LP, 5.125%, due 11/15/14**	47,230	—	47,230
100,000	—	100,000	C	Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35**	89,122	—	89,122
—	435,000	435,000	C	Plains All American Pipeline LP, 6.700%, due 05/15/36	—	436,892	436,892
35,000	—	35,000	C,L	Spectra Energy Capital, LLC, 5.668%, due 08/15/14**	33,808	—	33,808
—	215,000	215,000	C	Texas Eastern Transmission LP, 7.000%, due 07/15/32	—	236,572	236,572
					170,160	982,835	1,152,995

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
				Real Estate: 0.1%
—	110,000	110,000	@@,C	Brookfield Asset Management, Inc., 5.800%, due 04/25/17	—	109,703	109,703
—	575,000	575,000	@@	Brookfield Asset Management, Inc., 7.125%, due 06/15/12	—	604,676	604,676
—	631,635	631,635	#	World Financial Properties, 6.910%, due 09/01/13	—	652,301	652,301
					—	1,366,680	1,366,680

				Real Estate Investment Trusts: 0.1%
—	665,000	665,000		iStar Financial, Inc., 5.710%, due 03/09/10	—	666,166	666,166
85,000	—	85,000	C	Prologis, 5.625%, due 11/15/15**	83,300	—	83,300
					83,300	666,166	749,466

				Retail: 0.2%
65,000	260,000	325,000	C	CVS Caremark Corp., 5.750%, due 06/01/17	62,830	251,319	314,149
—	130,000	130,000	C	CVS Corp., 5.750%, due 08/15/11	—	130,108	130,108
—	435,319	435,319	#,C	CVS Lease Pass-Through, 6.036%, due 12/10/28	—	423,745	423,745
—	10,000	10,000	C	Federated Department Stores, 6.900%, due 04/01/29	—	9,561	9,561
—	680,000	680,000	C	Home Depot, Inc., 5.485%, due 12/16/09	—	679,329	679,329
—	460,000	460,000	C	May Department Stores Co., 6.700%, due 07/15/34	—	428,898	428,898
—	270,000	270,000	C	Yum! Brands, Inc., 8.875%, due 04/15/11	—	297,299	297,299
					62,830	2,220,259	2,283,089

				Savings & Loans: 0.2%
—	830,000	830,000		Sovereign Bancorp., Inc., 5.590%, due 03/23/10	—	830,764	830,764
250,000	225,000	475,000		Washington Mutual Bank, 5.500%, due 01/15/13	244,600	220,140	464,740
230,000	—	230,000		Washington Mutual Bank, 5.950%, due 05/20/13**	229,901	—	229,901

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
—	300,000	300,000	#,C	Washington Mutual Preferred Funding II, 6.665%, due 12/29/49	—	286,884	286,884
—	430,000	430,000		Washington Mutual, Inc., 8.250%, due 04/01/10	—	457,830	457,830
					474,501	1,795,618	2,270,119

				Semiconductors: 0.2%
—	1,927,000	1,927,000	#,C	Linear Technology Corp., 3.000%, due 05/01/27	—	1,955,905	1,955,905
					—	1,955,905	1,955,905

				Telecommunications: 0.5%
—	2,100,000	2,100,000	@@,C	Amdocs Ltd., 0.500%, due 03/15/24	—	2,178,750	2,178,750
35,000	35,000	70,000	C	AT&T Corp., 8.000%, due 11/15/31	41,722	41,722	83,444
30,000	—	30,000	C	BellSouth Corp., 6.550%, due 06/15/34**	30,044	—	30,044
—	510,000	510,000	@@,C	France Telecom SA, 8.500%, due 03/01/31	—	642,657	642,657
25,000	—	25,000	C	New Cingular Wireless Services, Inc., 8.750%, due 03/01/31**	31,253	—	31,253
—	270,000	270,000	C	SBC Communications, Inc., 6.150%, due 09/15/34	—	259,712	259,712
65,000	185,000	250,000	C	Sprint Capital Corp., 8.750%, due 03/15/32	73,201	208,340	281,541
—	630,000	630,000	@@,C	Telecom Italia Capital SA, 4.000%, due 01/15/10	—	605,993	605,993
—	55,000	55,000	@@,C	Telecom Italia Capital SA, 4.875%, due 10/01/10	—	53,610	53,610
160,000	—	160,000	@@,C	Telecom Italia Capital SA, 5.25%, due 11/15/13**	152,662	—	152,662
—	515,000	515,000	@@,C	Telefonica Europe BV, 8.250%, due 09/15/30	—	600,239	600,239
—	410,000	410,000	@@	Vodafone Group PLC, 5.450%, due 12/28/07	—	410,221	410,221
					328,882	5,001,244	5,330,126

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
				Transportation: 0.1%
—	470,000	470,000	C	Burlington Northern Santa Fe Corp., 6.125%, due 03/15/09	—	475,157	475,157
25,000	—	25,000		Burlington Northern Santa Fe Corp., 7.082%, due 05/13/29**	26,667	—	26,667
—	585,000	585,000		Union Pacific Corp., 6.625%, due 02/01/08	—	588,834	588,834
					26,667	1,063,991	1,090,658

				Total Corporate Bonds/Notes	5,618,037	60,022,763	65,640,800
				(Cost $)	5,703,312	60,688,800	66,392,112

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.1%
				Federal Home Loan Bank: 0.0%
480,000	—	480,000		5.500%, due 08/13/14**	483,994	—	483,994
					483,994	—	483,994

				Federal Home Loan Mortgage Corporation: 0.4%
174,334	—	174,334		4.500%, due 05/01/34**	158,880	—	158,880
255,612	—	255,612		4.500%, due 12/01/34**	232,954	—	232,954
155,000	—	155,000		4.625%, due 02/21/08**	154,298	—	154,298
320,977	—	320,977		5.261%, due 05/01/37**	317,734	—	317,734
970,000	—	970,000	C	5.300%, due 02/27/09**	968,957	—	968,957
477,294	—	477,294		5.500%, due 04/01/18**	471,769	—	471,769
137,849	—	137,849		5.500%, due 01/01/19**	136,254	—	136,254
231,852	—	231,852		5.500%, due 05/01/20**	228,573	—	228,573
650,000	—	650,000		5.500%, due 03/01/37**	627,020	—	627,020
365,000	—	365,000	C	5.600%, due 10/17/13**	363,322	—	363,322
180,000	—	180,000		5.750%, due 06/27/16**	181,570	—	181,570
42,789	—	42,789		6.000%, due 12/01/17**	43,040	—	43,040
104,787	—	104,787		6.000%, due 03/01/29**	104,605	—	104,605
475,000	—	475,000	C	6.000%, due 10/15/31**	476,080	—	476,080
20,005	—	20,005		6.500%, due 06/01/29**	20,440	—	20,440
214,232	—	214,232		6.500%, due 10/01/33**	217,897	—	217,897
108,744	—	108,744		7.000%, due 07/01/32**	112,459	—	112,459
					4,815,852	—	4,815,852

				Federal National Mortgage Corporation: 0.7%
95,000	—	95,000		4.250%, due 08/15/10**	92,494	—	92,494
446,863	—	446,863		4.747%, due 03/01/35**	456,895	—	456,895

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
327,014	—	327,014		4.884%, due 05/01/35**	336,937	—	336,937
470,198	—	470,198		4.914%, due 02/01/35**	477,163	—	477,163
320,884	—	320,884		5.020%, due 08/01/36**	319,001	—	319,001
330,000	—	330,000	C	5.200%, due 11/08/10**	329,116	—	329,116
75,000	—	75,000	C	5.500%, due 01/23/12**	74,892	—	74,892
430,611	—	430,611		5.500%, due 11/01/17**	425,879	—	425,879
196,997	—	196,997		5.500%, due 12/01/17**	194,832	—	194,832
910,102	—	910,102		5.500%, due 05/01/18**	899,946	—	899,946
373,311	—	373,311		5.500%, due 03/01/20**	369,209	—	369,209
49,355	—	49,355		6.000%, due 08/01/17**	49,653	—	49,653
32,885	—	32,885		6.000%, due 04/01/18**	33,089	—	33,089
524,581	—	524,581		6.000%, due 06/01/23**	526,014	—	526,014
65,110	—	65,110		6.000%, due 03/01/29**	64,910	—	64,910
212,082	—	212,082		6.000%, due 12/01/29**	211,432	—	211,432
245,000	—	245,000	C	6.070%, due 05/12/16**	245,672	—	245,672
300,000	—	300,000		6.250%, due 02/01/11**	310,308	—	310,308
170,042	—	170,042		6.500%, due 06/01/17**	173,748	—	173,748
594,505	—	594,505		6.500%, due 01/01/36**	600,543	—	600,543
345,000	—	345,000	L	6.625%, due 11/15/30**	390,014	—	390,014
					6,581,747	—	6,581,747

				Government National Mortgage Association: 0.0%
92,049	—	92,049		6.000%, due 01/20/34**	91,573	—	91,573
17,552	—	17,552		6.125%, due 12/20/29**	17,689	—	17,689
					109,262	—	109,262

				Total U.S. Government Agency Obligations	11,990,855	—	11,990,855
				(Cost $)	12,154,938	—	12,154,938

U.S. TREASURY OBLIGATIONS: 13.7%
				U.S. Treasury Bonds: 8.5%
—	9,000,000	9,000,000		3.875%, due 02/15/13	—	8,550,711	8,550,711
—	6,350,000	6,350,000		4.000%, due 02/15/14	—	6,013,158	6,013,158
—	11,150,000	11,150,000		4.000%, due 02/15/15	—	10,444,417	10,444,417
—	27,140,000	27,140,000		4.250%, due 08/15/13	—	26,213,440	26,213,440
—	4,500,000	4,500,000		4.250%, due 11/15/13	—	4,333,712	4,333,712
—	9,525,000	9,525,000		4.250%, due 11/15/14	—	9,091,174	9,091,174
50,000	—	50,000	L	4.750%, due 05/15/14**	49,391	—	49,391
1,455,000	—	1,455,000	L	4.750%, due 02/15/37**	1,372,362	—	1,372,362
—	475,000	475,000		5.500%, due 08/15/28	—	492,924	492,924

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
––	8,000,000	8,000,000		6.000%, due 08/15/09	—	8,175,632	8,175,632
—	1,160,000	1,160,000		6.125%, due 08/15/29	—	1,301,557	1,301,557
1,445,000	—	1,445,000	L	6.250%, due 08/15/23**	1,604,967	—	1,604,967
1,425,000	1,325,000	2,750,000	L	6.250%, due 05/15/30**	1,629,177	1,514,849	3,144,026
—	320,000	320,000		6.500%, due 11/15/26	—	369,750	369,750
—	2,060,000	2,060,000		8.125%, due 08/15/19	—	2,605,579	2,605,579
—	5,300,000	5,300,000		8.125%, due 08/15/21	—	6,832,447	6,832,447
215,000	—	215,000	L	8.750%, due 05/15/17**	275,536	—	275,536
—	1,925,000	1,925,000		8.750%, due 08/15/20	—	2,571,380	2,571,380
—	2,200,000	2,200,000		9.000%, due 11/15/18	—	2,925,828	2,925,828
					4,931,433	91,436,558	96,367,991

				U.S. Treasury Notes: 5.1%
—	2,000,000	2,000,000		3.250%, due 01/15/09	—	1,951,408	1,951,408
—	12,000,000	12,000,000		3.875%, due 05/15/09	—	11,784,384	11,784,384
380,000	—	380,000	L	4.250%, due 10/15/10**	372,816	—	372,816
—	9,975,000	9,975,000		4.500%, due 02/28/11	—	9,842,522	9,842,522
—	3,075,000	3,075,000		4.625%, due 03/31/08	—	3,066,833	3,066,833
—	750,000	750,000		4.625%, due 08/31/11	—	741,797	741,797
400,000	—	400,000	L	4.750%, due 12/31/08**	398,906	—	398,906
—	2,875,000	2,875,000		4.875%, due 05/31/08	—	2,873,206	2,873,206
—	19,500,000	19,500,000		4.875%, due 05/15/09	—	19,496,958	19,496,958
—	5,000,000	5,000,000		5.125%, due 06/30/08	—	5,006,255	5,006,255
—	2,000,000	2,000,000		5.125%, due 06/30/11	—	2,015,782	2,015,782
					771,722	56,779,145	57,550,867

				U.S. Treasury STRIP: 0.1%
—	3,100,000	3,100,000	^,Z	8.550%, due 05/15/25	—	1,215,203	1,215,203
					—	1,215,203	1,215,203

				Total U.S. Treasury Obligations	5,703,155	149,430,906	155,134,061
				(Cost $)	5,752,876	150,292,060	156,044,936

ASSET-BACKED SECURITIES: 2.3%
				Automobile Asset-Backed Securities: 1.5%
—	764,996	764,996	C	Capital Auto Receivables Asset Trust, 4.050%, due 07/15/09	—	761,778	761,778
—	1,350,000	1,350,000	C	Capital Auto Receivables Asset Trust, 4.980%, due 05/15/11	—	1,344,842	1,344,842
—	400,000	400,000	C	Capital Auto Receivables Asset Trust, 5.030%, due 10/15/09	—	399,040	399,040

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
—	1,550,000	1,550,000	#,C	Capital Auto Receivables Asset Trust, 5.310%, due 10/20/09	—	1,549,345	1,549,345
—	1,300,000	1,300,000	C	Capital Auto Receivables Asset Trust, 5.380%, due 07/15/10	—	1,300,345	1,300,345
—	700,000	700,000	C	Capital One Auto Finance Trust, 5.070%, due 07/15/11	—	697,981	697,981
—	458,022	458,022	C	Daimler Chrysler Auto Trust, 4.040%, due 09/08/09	—	456,215	456,215
—	650,000	650,000	C	Ford Credit Auto Owner Trust 5.050%, due 03/15/10	—	648,810	648,810
—	127,286	127,286	C	Ford Credit Auto Owner Trust, 4.170%, due 01/15/09	—	127,032	127,032
—	1,225,000	1,225,000	C	Ford Credit Auto Owner Trust, 5.260%, due 10/15/10	—	1,223,846	1,223,846
—	1,175,000	1,175,000	C	Harley-Davidson Motorcycle Trust, 3.760%, due 12/17/12	—	1,150,390	1,150,390
—	825,000	825,000	C	Harley-Davidson Motorcycle Trust, 4.070%, due 02/15/12	—	813,991	813,991
—	1,000,000	1,000,000	C	Harley-Davidson Motorcycle Trust, 4.410%, due 06/15/12	—	987,841	987,841
—	600,000	600,000	#,C	Hertz Vehicle Financing, LLC, 4.930%, due 02/25/10	—	596,178	596,178
—	131,303	131,303	C	Honda Auto Receivables Owner Trust, 3.930%, due 01/15/09	—	130,862	130,862
—	800,000	800,000	C	Honda Auto Receivables Owner Trust, 4.850%, due 10/19/09	—	798,325	798,325
—	776,472	776,472	C	Merrill Auto Trust Securitization, 4.100%, due 08/25/09	—	773,196	773,196
—	730,019	730,019	C	Nissan Auto Receivables Owner Trust, 3.990%, due 07/15/09	—	726,095	726,095
—	58,128	58,128	C	USAA Auto Owner Trust, 3.160%, due 02/17/09	—	58,049	58,049
—	528,377	528,377	C	USAA Auto Owner Trust, 3.580%, due 02/15/11	—	524,759	524,759
—	375,829	375,829	C	USAA Auto Owner Trust, 3.900%, due 07/15/09	—	374,172	374,172
—	59,104	59,104	C	Volkswagen Auto Lease Trust, 3.820%, due 05/20/08	—	59,081	59,081
—	352,337	352,337	C	Wachovia Auto Owner Trust, 4.060%, due 09/21/09	—	350,416	350,416
—	825,000	825,000	C	Wachovia Auto Owner Trust, 4.790%, due 04/20/10	—	823,149	823,149

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
500,000	—	500,000	C	WFS Financial Owner Trust, 4.840%, due 11/19/12**	496,085	—	496,085
					496,085	16,675,738	17,171,823

				Credit Card Asset-Backed Securities: 0.2%
500,000	—	500,000	C	American Express Credit Account Master Trust, 5.410%, due 10/15/12**	500,309	—	500,309
250,000	—	250,000	C	Capital One Multi-Asset Execution Trust, 5.620%, due 11/15/14**	250,153	—	250,153
—	1,175,000	1,175,000		Citibank Credit Card Issuance Trust, 5.350%, due 03/22/12	—	1,175,711	1,175,711
					750,462	1,175,711	1,926,173

				Other Asset-Backed Securities: 0.6%
—	304,039	304,039	C	Caterpillar Financial Asset Trust, 3.900%, due 02/25/09	—	303,117	303,117
—	1,125,000	1,125,000	C	Caterpillar Financial Asset Trust, 5.570%, due 05/25/10	—	1,128,660	1,128,660
—	71,793	71,793	C	CIT Equipment Collateral, 3.500%, due 09/20/08	—	71,458	71,458
—	750,000	750,000	C	CIT Equipment Collateral, 5.070%, due 02/20/10	—	747,648	747,648
—	164,599	164,599	C	CNH Equipment Trust, 4.020%, due 04/15/09	—	163,966	163,966
—	1,248,191	1,248,191	C	CNH Equipment Trust, 4.270%, due 01/15/10	—	1,240,184	1,240,184
—	600,000	600,000	C	CNH Equipment Trust, 5.200%, due 06/15/10	—	598,539	598,539
17,402	—	17,402	#,C	Countrywide Asset-Backed Certificates, 5.660%, due 06/25/33**	17,462	—	17,462
91,596	—	91,596	#,C,Z	Fieldstone Mortgage Investment Corp., 5.540%, due 01/25/37**	87,017	—	87,017
—	722,590	722,590	#,C	GE Equipment Small Ticket, LLC, 4.380%, due 07/22/09	—	718,904	718,904
—	955,882	955,882	#,C	GE Equipment Small Ticket, LLC, 4.880%, due 10/22/09	—	953,219	953,219
300,000	—	300,000	C	GSAMP Trust, 5.658%, due 09/25/36**	287,950	—	287,950

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares						Value
500,000	—	500,000	C	Lehman XS Trust, 6.000%, due 12/25/35**	483,149	—	483,149
200,000	—	200,000	C	Massachusetts RRB Special Purpose Trust, 7.030%, due 03/15/12**	205,623	—	205,623
92,207	—	92,207	C,Z	SACO I, Inc., Discount Note, due 05/25/36**	92,247	—	92,247
170,000	—	170,000	C	Structured Asset Securities Corp., 6.080%, 11/25/32**	168,482	—	168,482
					1,341,930	5,925,695	7,267,625

				Total Asset-Backed Securities	2,588,477	23,777,144	26,365,621
				(Cost $)	2,626,531	23,867,666	26,494,197

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.6%
175,000	—	175,000	C	Banc of America Commercial Mortgage, Inc., 5.356%, due 10/10/45**	168,922	—	168,922
200,000	—	200,000	C	Banc of America Commercial Mortgage, Inc., 6.349%, due 06/11/35**	204,908	—	204,908
218,668	—	218,668	C	Credit Suisse First Boston Mortgage Securities Corp., 6.000%, 10/25/35**	217,444	—	217,444
50,128	—	50,128	C	Credit Suisse First Boston Mortgage Securities Corp., 7.000%, 11/25/33**	50,935	—	50,935
93,428	—	93,428	C	First Horizon Alternative Mortgage Securities, 5.303%, due 09/25/34**	92,917	—	92,917
18,896	—	18,896	C	First Union Commercial Mortgage Securities, Inc., 6.650%, due 11/18/29**	18,892	—	18,892
499,248	—	499,248	#	GS Mortgage Securities Corp. II, 5.520%, due 03/21/46**	479,743	—	479,743
400,000	—	400,000	#	GS Mortgage Securities Corp. II, 5.812%, due 06/23/46**	392,522	—	392,522
31,482	—	31,482	C	GS Mortgage Securities Corp. II, 6.312%, due 04/13/31**	31,495	—	31,495
170,659	—	170,659	C	GSR Mortgage Loan Trust, 6.500%, due 04/25/20**	174,286	—	174,286

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
350,000	—	350,000	C	Indymac Index Mortgage Loan Trust, 5.580%, due 12/25/35**	347,709	—	347,709
400,000	—	400,000	C	JP Morgan Alternative Loan Trust, 6.300%, due 09/25/36**	399,724	—	399,724
700,000	—	700,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.179%, due 12/15/44**	676,665	—	676,665
325,000	—	325,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.447%, due 05/15/45**	319,832	—	319,832
209,427	—	209,427		JP Morgan Commercial Mortgage Finance Corp., 7.400%, due 07/15/31**	214,679	—	214,679
68,142	—	68,142	#,C	Mach One Trust Commercial Mortgage-Backed, 3.890%, due 05/28/40**	67,677	—	67,677
423,357	—	423,357	C	MLCC Mortgage Investors, Inc., 5.798%, due 05/25/36**	421,331	—	421,331
174,981	—	174,981	C	Morgan Stanley Dean Witter Capital I, 7.570%, due 11/15/36**	181,875	—	181,875
83,838	—	83,838	C	Morgan Stanley Mortgage Loan Trust, 6.408%, due 09/25/34**	84,270	—	84,270
100,000	—	100,000	@@,#,C	Paragon Mortgages PLC, 6.110%, due 05/15/43**	100,180	—	100,180
291,644	—	291,644	C	PNC Mortgage Acceptance Corp., 7.610%, due 02/15/10**	302,583	—	302,583
375,000	—	375,000	C	Residential Asset Securitization Trust, 6.000%, due 05/25/36**	366,236	—	366,236
—	640,000	640,000		Residential Capital Corp., 5.860%, due 06/09/08	—	633,656	633,656
543,000	—	543,000	C	Structured Adjustable Rate Mortgage Loan Trust, 5.560%, due 06/25/36**	529,601	—	529,601
195,230	—	195,230	C	Washington Mutual Mortgage Pass—Through Certificates, 6.229%, due 11/25/42**	195,412	—	195,412

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares						Value
639,215	—	639,215	C	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 08/25/36**	633,345	—	633,345

				Total Collateralized Mortgage Obligations	6,673,183	633,656	7,306,839
				(Cost $)	6,785,512	639,233	7,424,745

OTHER BONDS: 0.0%
				Foreign Government Bonds: 0.0%
200,000	—	200,000	@@	Egypt Government Aid Bonds, 4.450%, due 09/15/15**	187,850	—	187,850

				Total Other Bonds	187,850	—	187,850
				(Cost $)	193,768	—	193,768

				Total Long–Term Investments	110,538,576	1,023,300,521	1,133,839,097
				(Cost $)	96,273,918	890,054,940	986,328,858

SHORT-TERM INVESTMENTS: 4.1%
				Commercial Paper: 0.0%
$––	$150,000	$150,000		HSBC Finance Corp., 6.400%, due 06/17/08	$—	$151,343	$151,343

				Total Commercial Paper	—	151,343	151,343
				(Cost $)	—	153,703	153,703

				U.S. Government Agency Obligations: 2.2%
—	19,655,000	19,655,000	Z	Federal Home Loan Bank, 4.800%, due 07/02/07	—	19,649,760	19,649,760
—	5,000,000	5,000,000	Z	Freddie Mac, 5.150%, due 07/18/07	—	4,987,149	4,987,149

				Total U.S. Government Agency Obligations	—	24,636,909	24,636,909
				(Cost $)	—	24,636,909	24,636,909

		Pro Forma (Unaudited)
	ING Van Kampen	ING Van Kampen					Pro Forma (Unaudited)
ING UBS U.S. Allocation Portfolio	Equity & Income Portfolio	Equity & Income Portfolio			ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity & Income Portfolio	ING Van Kampen Equity & Income Portfolio
Shares					Value
			Securities Lending Collateral(CC): 1.9%
21,653,000	—	21,653,000	The Bank of New York Institutional Cash Reserves Fund		21,653,000	—	21,653,000

			Total Securities Lending Collateral		21,653,000	—	21,653,000
			(Cost $)		21,653,000	—	21,653,000

			Total Short-Term Investments		21,653,000	24,788,252	46,441,252
			(Cost $)		21,653,000	24,790,612	46,443,612

			Total Investments in Securities	103.8%	$132,191,576	$1,048,088,773	$1,180,280,349
			(Cost $)		117,926,918	914,845,552	1,032,772,470
			Other Assets and Liabilities - Net	(3.8)	(21,713,418)	(21,242,325)	(42,955,743)
			Net Assets	100.0%	$110,478,158	$1,026,846,448	$1,137,324,606

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
STRIP	Separate Trading of Registered Interest and Principal of Securities
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at June 30, 2007.
P	Preferred Stock may be called prior to convertible date.
^	Interest Only (IO) Security
Z	Indicates Zero Coupon Bond; rate shown reflects effective yield on the date of purchase.
*	Cost for federal income tax purposes is	$118,227,597	$920,475,654	$1,038,703,251
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$14,809,067	$133,915,726	$148,724,793
	Gross Unrealized Depreciation	(845,088)	(6,302,607)	(7,147,695)
	Net Unrealized Appreciation	$13,963,979	$127,613,119	$141,577,098
**	If the Reorganization is approved, the Portfolio Security is expected to be sold shortly prior to or after the Reorganization.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 – Basis of Combination:

The Board of Trustees and Board of Directors respectively (“Board”) of ING UBS U.S. Allocation Portfolio (“UBS U.S. Allocation”) and ING Van Kampen Equity and Income Portfolio (“Van Kampen Equity and Income”), (each, a “Portfolio” or collectively, the “Portfolios”) approved an Agreement and Plan of Reorganization dated December 5, 2008, respectively (the “Plan”) whereby, subject to approval by the shareholders of UBS U.S. Allocation , Van Kampen Equity and Income will acquire all of the assets of UBS U.S. Allocation, subject to the liabilities of such Portfolio, in exchange for issuing shares of Van Kampen Equity and Income to shareholders of UBS U.S. Allocation in a number equal in value to net assets of UBS U.S. Allocation (the “Merger”)

The Merger will be accounted for as a tax-free merger of investment companies with Van Kampen Equity and Income as the accounting survivor.  The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2007.  The unaudited pro forma statement of assets and liabilities reflects the pro forma combined financial position of UBS U.S. Allocation and Van Kampen Equity and Income at June 30, 2007.  The unaudited pro forma statement of operations reflects the pro forma combined results of operations for the twelve months ended June 30, 2007.  These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the date indicated above for UBS U.S. Allocation and Van Kampen Equity and Income under U.S. generally accepted accounting principles for investment companies.  The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Van Kampen Equity and Income for pre-combination periods will not be restated.

The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Portfolio, which are incorporated by reference in the Statement of Additional Information.

Note 2 – Security Valuation:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the NASDAQ will be valued at the NASDAQ official closing price.  Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Portfolio’s custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Portfolio’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Boards of each Portfolio.  Among elements of analysis, the Boards have authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 – Capital Shares:

The unaudited pro forma net asset value per share assumes additional shares of common Van Kampen Equity and Income issued in connection with the proposed acquisition of UBS U.S. Allocation by Van Kampen Equity and Income as of June 30, 2007.  The number of additional shares issued was calculated by dividing the net assets of each class of UBS U.S. Allocation by the respective class net asset value per share of Van Kampen Equity and Income.

Note 4 – Unaudited Pro Forma Adjustments:

The accompanying unaudited pro forma financial statements reflect changes in Portfolio shares as if the merger had taken place on June 30, 2007.  UBS U.S. Allocation’s expenses were adjusted assuming Van Kampen Equity and Income’s fee structure was in effect for the twelve months ended June 30, 2007, as adjusted for contractual changes made in conjunction with the merger.

Note 5 – Merger Costs:

Due to the Unified Fee structure, Directed Services, LLC, or an affiliate, will bear the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

Note 6 – Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.  Actual results could differ from these estimates.

Note 7 – Federal Income Taxes:

It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.  Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.  A portion of the amount of these capital loss carryforwards may be limited in the future.

PORTFOLIO MANAGERS’ REPORT FOR
ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

Set forth below is an excerpt from ING Van Kampen Equity and Income Portfolio’s Annual Report for the fiscal year ended December 31, 2006.

*              *              *

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2006

In our semi-annual report, we described how the feast of the first quarter had turned to famine in the second quarter for global equity markets on concerns that rising interest rates would freeze out global growth. Indeed as late as June 27, 2006, the year-to-date return on the Morgan Stanley Capital International (“MSCI”) World IndexSM(1) measured in local currencies, including net reinvested dividends had been precisely 0%.  However, the second half of the year ended December 31, 2006, was much healthier and the same index powered ahead 12.3% and for the year ended December 31, 2006, returned 20.07%.  The return to dollar based investors was a little better at 13.2%, as late in the year a slowing economy and hints that central banks would be diversifying out of dollars weighed on that currency.  For the six months ended December 31, 2006, the dollar fell 3.1% against the euro and 5.6% against the pound, but gained 4.1% on the yen due to stumbling growth and miniscule interest rates in Japan. For the year ended December 31, 2006, the dollar fell 10.6% against the euro and 12.4% against the pound, but gained 1.3% against the yen.

As the first half of 2006 ended, the Federal Open Market Committee (“FOMC”) had just raised the federal funds rate for the seventeenth time since June 2004, to 5.25%.  The relatively mild accompanying language led many in the fixed income market to hope that the tightening cycle was now over.  Not everyone believed it, especially when new Middle East conflict pushed the price of oil to another record on July 14, 2006.  But data, especially on housing, had mostly pointed to cooling demand and a tame employment report on August 4, 2006 probably decided the matter.  Four days later the FOMC met and left rates unchanged.  The booming housing market had been a powerful driver of growth in recent years through new construction and demand created by mortgage loan refinancing.  This boom was deteriorating appreciably with housing prices and the key new building permits measure falling sharply.  Only in the last few days of 2006 did the slump show some signs of bottoming out with unexpectedly good new and existing home sales figures reported, along with rebounding consumer confidence.  For the six months ended December 31, 2006, the Lehman Brothers® Aggregate Bond (“LBAB”) Index(2) of investment grade bonds gained 5.09% and for the year ended December 31, 2006 it gained 4.33%.  The most important dynamic was the broad yield curve inversion, suggestive of an expected fall in interest rates and a further economic slow down.  The ten-year Treasury yield fell 43 basis points (0.43%) to 4.71%, while the yield on the three-month Bill rose by 3 basis points (0.03%) to 4.89%.  Since mid-August, with the exception of two days, bond investors had been prepared to lend money to the government for ten years at a lower interest rate than for three months.

Faced with fading business activity, as the key housing engine seized up, and a yield curve inverted to the point of recession according to some commentators, investors in U.S. equities must have been in the mood to sell.  Not so fast.  Those investors saw things differently and indeed the apparent “disagreement” between the bond market and global stock markets was a well discussed feature of the second half of the year.  For one thing, the oil price, having hit its record, fell back, as surly calm returned to the Middle East, as the summer driving and hurricane seasons came and went and as winter got off to a mild start in the key North East region.  The price of oil averaged 22% less in the fourth quarter than at its peak, boosting consumers’ spending power and confidence.  And if longer-term interest rates were falling then stocks looked more attractive as bonds provided less competition and the present value of future corporate profits rose.  Speaking of which, Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3) companies duly reported their 13th straight double-digit quarterly percentage earnings gain.  Gross domestic product (“GDP”) growth may have slowed, but the share of corporate profits, reported at 12.4%, was the highest since the 1950’s.  The next merger or acquisition to get investors in the mood never seemed far away.  Five of them were even announced in one day on November 6, 2006, sending markets up about 1%.  For the six months ended

December 31, 2006, the S&P 500® Index, including dividends, rose 12.7% and for the year ended December 31, 2006, the S&P 500® Index, including dividends, rose 15.8%.  All but 30 basis points (0.30%) of the gain came after August 8, 2006, making six-year highs as the year ended.

International markets, based on MSCI local currency indices, as in the U.S., finished near their best levels for the year. In Japan the market advanced 8.7%, in 2006, after a late surge.  The long awaited increase in interest rates from 0.0% to 0.25% took place in July just as the economic recovery was losing impetus.  Third quarter growth was estimated at only 0.8% and generated by exports and capital spending alone.  Consumer spending was lagging despite low unemployment and almost flat prices, yet business confidence remained high and profit growth healthy.  Elsewhere, Asian markets ex Japan rose 28.2% in 2006, but with wide disparities, ranging from -2.0% in Thailand to 83.4% in China.  In Thailand the uncertainty caused by a military coup was compounded when the junta imposed exchange controls to hold back the strong baht, only to rescind them the next day.  China’s market soared in surely speculative excess, and in the absence of attractive alternatives, as investors sought a piece of the world’s fourth largest economy.  By the end of 2006 the Chinese market had become the third biggest emerging market after South Korea and Taiwan. European ex UK markets surged 16.1%, in 2006.  The Eurozone’s GDP growth had recorded its best first half of a year since 2000, 1.7%, and the lowest unemployment rate, 7.8%, since the start of the Eurozone itself.  But as the second half of 2006, wore on there were signs that the best news was behind it and the third quarter’s annualized growth fell to 2.0%.  Business confidence, however, stayed buoyant and cheered by extensive merger and acquisition activity despite headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates three times and the looming rise in German sales tax.  UK equities added 8.6% in the six months ended December 31, 2006.  The Bank of England raised rates twice as GDP growth accelerated to 2.9% year over year, inflation climbed above target and house prices, an important demand generator, continued their recovery with average prices up more than 10% in 2006.  Again, however, it was widespread, large scale mergers and acquisitions energizing the market.

(1)	The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)	The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

*              *              *

The ING Van Kampen Equity and Income Portfolio (the “Portfolio”) seeks total return, consisting of long-term capital appreciation and current income. The Portfolio is managed by James A. Gilligan, Managing Director; James O. Roeder and Thomas B. Bastian, Executive Directors; Sergio Marcheli and Vincent E. Vizachero, Vice Presidents, of Morgan Stanley Investment Management, Inc., d/b/a “Van Kampen” — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class S shares provided a total return of 12.40% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) and the Russell 1000® Value Index, which returned 15.79% and 22.25%, respectively, for the same period.

Portfolio Specifics: Relative to the S&P 500® Index, the equity portion of the Portfolio was hampered by under performance in the telecommunication services, energy and financials sectors. However, the Portfolio out performed in the materials, consumer discretionary and healthcare sectors, which boosted results relative to the S&P 500® Index. Relative to the Russell 1000® Value Index, the telecommunications sector was the largest drag on performance, primarily due to security selection. The healthcare sector was an area of weakness, primarily due to a surprise negative announcement by a health care equipment and services company early in the year. In addition, the Portfolio’s health care sector overweight is largely composed of pharmaceutical stocks, which proved to be a negative influence. An underweight in the energy sector also hurt results. We had been reducing exposure to the sector all year, as the lofty valuations of many energy stocks appear to exceed what we would consider an appropriate balance of risk and return. However, in the consumer discretionary sector, our security selection among retailers and autos served the Portfolio well. The financial services sector also contributed positively to performance relative to the Russell 1000® Value Index, particularly in diversified financial companies that had strong exposure to the capital markets. In the utilities sector, the Portfolio owned some of the sector’s best performing stocks, which offset the negative impact of an underweight in the sector.

The bond portfolio slightly underperformed the Lehman Brothers U.S. Government/Credit Index for the year. We kept the Portfolio’s overall duration (a measure of interest rate sensitivity) well below that of the Lehman Brothers U.S. Government/Credit Index during the period. This posture was beneficial as interest rates rose across the market, but detracted from relative performance during periods of sharp yield increases. An underweight to the agency sector detracted slightly from relative performance as this sector posted solid returns. Given aggressive bond valuations at the start of the year and concerns regarding increasing leverage trends, we chose to maintain a defensive posture in credit over the course of 2006. This positioning had a small negative effect on the performance of the Portfolio relative to the Lehman Brothers U.S. Government/Credit Index over the period, as spreads (or the extra return required by investors for assuming credit risk) generally narrowed. However, good security selection helped offset a portion of this weakness.

The Portfolio’s convertible securities, in aggregate, were neither a significant contributor nor detractor from performance during the period. However, we did increase the Portfolio’s exposure to convertible securities over the course of the fiscal year, as attractive new issuance provided some opportunities that fit our investment parameters.

Current Strategy and Outlook: We continue to seek value stocks, high-quality bonds, and convertible securities, using our bottom-up security selection process. We look for undervalued companies that offer a potential catalyst for change. Such catalysts could be new company management, growth or consolidation within an industry or sector, or new products.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation
as of December 31, 2006
(as a percent of net assets)

Common Stock	61.5%
Convertible Bonds	12.1%
U.S. Treasury Obligations	11.4%
U.S. Government Agency Obligations	8.7%
Corporate Bonds/Notes	4.7%
Preferred Stock	3.8%
Asset-Backed Securities	2.6%
Other Assets and Liabilities, Net	(4.8)%
Net Assets	100.0%

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

U.S. Treasury Bond, 4.250%, due 08/15/13	2.6%
JPMorgan Chase & Co.	2.3%
Citigroup, Inc.	2.2%
U.S. Treasury Note, 4.500%, due 02/28/11	1.9%
Bayer AG ADR	1.8%
General Electric Co.	1.6%
Time Warner, Inc.	1.6%
Schering-Plough Corp.	1.5%
Verizon Communications, Inc.	1.5%
Freddie Mac	1.5%

* Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

Average Annual Total Returns for the Periods Ended December 31, 2006

	1 Year	5 Year	Since Inception of Classes I, S and ADV December 10, 2001
Class I	12.67%	5.79%	5.53%
Class S	12.40%	5.53%	5.27%
Class ADV	12.12%	5.26%	5.00%
S&P 500® Index(1)	15.79%	6.19%	6.27	%(2)
Russell 1000® Value Index(3)	22.25%	10.86%	11.18	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Equity and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performances of the securities of approximately 500 of the largest companies in the U.S.

(2)	Since inception performance for the indices is shown from December 1, 2001.

(3)	The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower than forecasted growth values.

PART C:

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article NINTH, Section (d) of the Articles of Incorporation of ING Partners, Inc. (the “Registrant”), as amended, provides for indemnification of directors and officers as follows:

(d)           The Corporation shall indemnify its officers and directors and any officer or director who serves at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise as follows:

(i)            Every person who is or has been a director or officer of the Corporation, and every person who while an officer or director of the Corporation serves or has served at the Corporation’s request as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a director or officer of the Corporation or a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation, and against amounts paid or incurred by him or her in the settlement thereof.

(ii)           The words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(iii)          No indemnification shall be provided hereunder to a director or officer against any liability to the Corporation or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

(iv)          The rights of indemnification provided herein may be insured against by policies maintained by the Corporation, shall be severable, shall not affect any other rights to which any director or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

(v)           In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in subsection (vi) of this Section (d) of Article NINTH, unless in the absence of such a decision, a reasonable determination based upon a factual review has been made:

(1)           by a majority vote of a quorum of non-party Directors who are not “interested” persons of the Corporation (as defined in the 1940 Act), or

(2)           by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

(vi)          The Corporation further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, director or controlling person of the Corporation will not be made absent the fulfillment of at least one of the following conditions: (1) the indemnitee provides security for his undertaking, (2) the Corporation is insured against losses arising by reason of any lawful advances or (3) a majority of a quorum of non-party Directors who are not “interested” persons or independent legal counsel in a written opinion makes a factual determination that there is a reason to believe the indemnitee will be entitled to indemnification.

The Corporation may, with the approval of the Board of Directors, provide such indemnification and advancement of expenses as set forth in subsections (i) through (vi) of this Section (d) of Article Ninth to employees and agents of the Corporation and to any person (other than officers or directors of the Corporation) who serves at the request for the Corporation as an officer, director, employee or agent of another corporation, partnership, joint venture or other enterprise.

Any repeal or amendment of any of the provisions of this section (d) of Article NINTH, and any adoption or amendment of any other provision of the Charter or bylaws of the Corporation which may be inconsistent with the provisions of this section (d) of Article NINTH, shall be prospective in operation and effect only, and shall not affect in any manner any right to indemnification hereunder existing at the time of any such repeal, amendment or adoption.

Section XII.B of the Administrative Services Agreement provides for indemnification of the administrator as follows:

In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Administrator or any officer, director or employee of the Administrator, to the extent permitted by applicable law, the Company hereby agrees to indemnify and hold the Administrator harmless from and against all claims, actions, suits and proceedings at law or in equity, whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases, of any security by or on behalf of the Series, or issued by the Series, in alleged violation of applicable federal, state or foreign laws, rules or regulations.

In addition, the Registrant’s officers and directors will be covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company.

Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any “improper personal benefit”; and (2) that a corporation must (unless otherwise provided in the corporation’s charter or articles of incorporation) indemnify a director if he or she is successful on the merits in defending a suit against him or her by reason of being a director.  The statutory provisions are not exclusive; a corporation may provide greater indemnification rights than those provided by statute.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s Articles of Incorporation, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 16. EXHIBITS

(1)   (a)   Articles of Incorporation for ING Partners, Inc. (formerly known as Portfolio Partners, Inc.) - Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(b)   Articles of Amendment effective August 29, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant’s Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

(c)   Articles of Amendment effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(d)   Articles of Amendment effective December 16, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(e)   Articles of Amendment effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant’s Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

(f)    Articles of Amendment effective January 23, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(g)   Articles of Amendment effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(h)   Articles of Amendment effective November 8, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(i)    Articles Supplementary to Articles of Incorporation effective August 20, 2001 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(k)   Articles Supplementary to Articles of Incorporation effective February 11, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant’s Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

(l)    Articles Supplementary to Articles of Incorporation effective January 17, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant’s Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

(m)  Articles Supplementary to Articles of Incorporation effective June 10, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 14 to Registrant’s Form N-1A Registration Statement on July 2, 2004 and incorporated herein by reference.

(n)   Articles Supplementary to Articles of Incorporation effective November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(o)   Articles of Amendment effective May 2, 2005 to Articles of Incorporation (name change) - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(p)   Articles Supplementary dated August 8, 2005 to the Articles of Incorporation – Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant’s Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

(q)   Articles Supplementary dated November 23, 2005 to the Articles of Incorporation - Filed as an Exhibit to Post-Effective Amendment No. 25 to Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(r)    Articles Supplementary dated January 31, 2006 to the Articles of Incorporation of ING Partners, Inc.– Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(s)   Articles of Amendment, effective April 28, 2006 – Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(t)    Article of Amendment effective August 7, 2006 regarding ING MFS Capital Opportunities Portfolio name change – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(u)   Articles of Amendment effective January 30, 2007 regarding the dissolution of ING Goldman Sachs Capital Growth Portfolio and ING Goldman Sachs Structured Equity Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(v) Articles Supplementary effective June 13, 2007 regarding Solution Growth and Income Portfolio and Solution Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(2)   By-laws - Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(3)   Not applicable.

(4)   Agreement and Plan of Reorganization made as of December 5, 2007 by ING Partners, Inc. on behalf of its ING Van Kampen Equity and Income Portfolio Series and ING Investors Trust on behalf of its ING UBS U.S. Allocation Portfolio Series. Previously filed as an exhibit to the Registration Statement on Form N-14 of ING Partners, Inc. as filed on January 4, 2008, File No. 333-148476, and incorporated here by reference.

(5)   Instruments Defining Rights of Security Holders (set forth in the Articles of incorporation which are incorporated by reference) - Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(6)   (a)   Investment Advisory Agreement dated May 1, 2003 between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant’s Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

(i)            Amendment dated May 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(ii)           Amendment dated September 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant’s Form N-1A Registration Statement on September 15, 2004 and incorporated herein by reference.

(iii)          Amendment dated November 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iv)          Amendment dated December 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

(v)           Amended Schedule A dated April 28, 2006 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company – Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(vi)          Substitution Agreement between ING Partners, Inc. and Directed Services, LLC, dated January 1, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(vii)         Amended Schedule A effective June 29, 2007 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(viii)        Amended Schedule B effective June 29, 2007 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(b)   Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co. (“ING IM”) (formerly known as Aeltus Investment Management, Inc.) - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(i)            Amendment, dated April 28, 2006, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co. – Filed as an Exhibit to Post- Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(ii)           Second Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)          Substitution Agreement dated January 1, 2007 between ING Life Insurance and Annuity Company and ING Investment Management Co. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(c)   Investment Sub-Advisory Agreement between ING Life Insurance Company and Annuity Company and UBS Global Asset Management, Inc. (Americas) (regarding ING UBS U.S. Large Cap Equity Portfolio) effective May 1, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(i)            Amendment dated April 28, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and UBS Global Asset Management, Inc. (US) (regarding UBS U.S. Large Cap Equity and ING UBS U.S. Small Cap Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(ii)           Second Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and UBS Global Asset Management, Inc. (US) – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)          Substitution Agreement dated January 1, 2007 between UBS Global Asset Management, Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(d)   Investment Sub-Advisory Agreement dated November 19, 2001 between ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company) and OpCap Advisors - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)            Amendment dated June 3, 2003 to Investment Sub-Advisory Agreement between ILIAC and OpCap Advisors - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)           Novation of Sub-Advisory Agreement dated July 21, 2005 – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)          Second Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and OpCap Advisors – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iv)          Substitution Agreement dated January 1, 2007 between OpCap Advisors and Directed Services, LLC. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(e)   Investment Sub-Advisory Agreement dated December 1, 2005 between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and Salomon Brothers Asset Management Inc - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)            Assumption Agreement dated December 1, 2006 between Salomon Brothers Asset Management Inc. and CAM North America, LLC (ClearBridge Advisors, LLC) – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)           Amendment dated April 1, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Salomon Brothers Asset Management Inc – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(iii)          First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ClearBridge Advisors, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iv)          Substitution Agreement dated January 1, 2007 between ClearBridge Advisors, LLC and Directed Services, LLC. - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(f)    Investment Sub-Advisory Agreement dated December 14, 2000 between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and T. Rowe Price Associates, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 5 to Registrant’s Form N-1A Registration Statement on April 30, 2001 and incorporated herein by reference.

(i)            Letter Agreement dated December 5, 2001 for Fee Waiver between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(ii)           Amendment dated December 31, 2001 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. effective December 31, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N- 1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(iii)          Amendment dated June 2, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. effective June 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N- 1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(iv)          Amendment dated November 8, 2004 to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(v)           Fourth Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vi)          Substitution Agreement dated January 1, 2007 between T. Rowe Price Associates, Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(f)    Investment Sub-Advisory Agreement dated March 29, 2002 between ING Life Insurance and Annuity Company and American Century Investment Management, Inc – Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)            Amendment dated June 30, 2003 to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. effective June 30, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)           Amendment dated November 8, 2004 to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)          Amended Appendix A dated April 28, 2006, between ING Life Insurance and Annuity Company and American Century Investment Management, Inc., regarding the ING American Century Small-Mid Cap Value Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(iv)          Third Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(v)           Substitution Agreement dated January 1, 2007 by and between American Century Investment Management, Inc. and Directed Services, LLC.- Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(g)   Investment Sub-Advisory Agreement dated March 11, 2002 between ING Life Insurance and Annuity Company and BAMCO, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)            Amendment dated June 2, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)           Amendment No. 2 dated May 12, 2005 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(iii)          Amendment No. 3 dated December 7, 2005 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(iv)          Fourth Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(v)           Substitution Agreement dated January 1, 2007 between BAMCO, Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(h)   Investment Sub-Advisory Agreement dated March 26, 2002 between ING Life Insurance and Annuity Company and J.P. Morgan Investment Management, Inc. (formerly, Robert Fleming, Inc.) - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002  and incorporated herein by reference.

(i)            Amendment dated June 3, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Robert Fleming, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)           Assumption Agreement dated November 18, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and J. P. Morgan Investment Management Inc. (formerly, Robert Fleming, Inc. regarding RFI merger into J.P. Morgan Investment Management Inc.- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)          Second Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and J. P. Morgan Investment Management Inc. (formerly, Robert Fleming, Inc.) regarding RFI merger into J.P. Morgan Investment Management Inc.- Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(iv)          Substitution Agreement dated January 1, 2007 between J.P. Morgan Investment Management Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)    Investment Sub-Advisory Agreement dated March 12, 2003 between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)            Amendment dated June 2, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)           Second Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)          Substitution Agreement dated January 1, 2007 between Pacific Investment Management Company, LLC and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(k)   Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective March 11, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)            Amendment to the Investment Sub-Advisory Agreement dated June 23, 2003 between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective June 23, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)           Amendment dated November 8, 2004 the to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen – Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)          Amendment to the Investment Sub-Advisory Agreement dated March 11, 2002 between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective June 1, 2003.

(iv)          Fee Reduction letter, dated May 1, 2006, regarding ING Van Kampen Comstock Portfolio – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(v)           Fourth Amendment dated December 15, 2006 to the Investment Sub Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vi)          Substitution Agreement dated January 1, 2007 between Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vii)         Fee Reduction letter, dated January 1, 2007, between Directed Services, LLC and Morgan Stanley Investment Management Inc. d/b/a Van Kampen, regarding ING Van Kampen Comstock Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(viii)        Fifth Amendment dated April 30, 2007 to the Investment Sub Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(l)    Investment Sub-Advisory Agreement dated December 16, 2002 between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, J.P. Morgan Fleming Asset Management, LTD) – Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant’s Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

(i)            Amendment dated June 3, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, J.P. Morgan Fleming Asset Management, LTD) - Filed as an Exhibit to Post- Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)           Amendment May 1, 2004 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, JP Morgan Fleming Asset Management, LTD) - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(iii)          Amendment dated August 13, 2004 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, JP Morgan Fleming Asset Management, LTD) - Filed as an Exhibit to Post- Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iv)          Amendment dated June 1, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, JPMorgan Fleming Asset Management, LTD regarding amendments to the Fee chedule – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(v)           Amended Appendix A dated October 1, 2006, with respect to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited, regarding sub-advisory fees – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(vi)          Fifth Amendment dated December 15, 2006 to the Investment Sub Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vii)         Substitution Agreement dated January 1, 2007 between JPMorgan Asset Management (U.K.) Limited and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(m)  Investment Sub-Advisory Agreement dated November 8, 2004 between ING Life Insurance and Annuity Company and OppenheimerFunds, Inc. Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(i)            First Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and OppenheimerFunds, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)           Substitution Agreement dated January 1, 2007 between OppenheimerFunds, Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(n)   Investment Sub-Advisory Agreement dated November 8, 2004 between ING Life Insurance and Annuity Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Lord, Abbett & Co. LLC - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)            First Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and Lord, Abbett & Co. LLC. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)           Substitution Agreement dated January 1, 2007 between Lord, Abbett & Co. LLC and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(o)   Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Neuberger Berman Management Inc. - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)            First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Neuberger Berman Management, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)           Substitution Agreement dated January 1, 2007 between Neuberger Berman Management, Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(p)   Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Pioneer Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)            First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pioneer Investment Management, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)           Substitution Agreement dated January 1, 2007 between Pioneer Investment Management, Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(q)   Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Templeton Investment Counsel, LLC - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)            Amended Schedule A dated April 28, 2006 to the Sub-Advisory Agreement dated December 7, 2005 – Filed as an Exhibit to Post- Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(ii)           First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Templeton Investment Counsel, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)          Substitution Agreement dated January 1, 2007 between Templeton Investment Counsel, LLC and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(r)    Sub-Advisory Agreement dated April 28, 2006 between ING Life Insurance and Annuity Company and Columbia Management Advisors, LLC – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)            First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Columbia Management Advisors, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)           Substitution Agreement dated January 1, 2007 between Columbia Management Advisors, LLC and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(s)   Sub-Advisory Agreement dated October 31, 2005 between ING Life Insurance and Annuity Company and Davis Selected Advisers, L.P. – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(i)            First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Davis Selected Advisers, L.P. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)           Substitution Agreement, dated January 1, 2007 between Davis Selected Advisers, L.P. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(t)    Sub-Advisory Agreement dated August 7, 2006 between ING Life Insurance and annuity Company and Thornburg Investment Management – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(i)            First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Thornburg Investment Management – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)           Substitution Agreement dated January 1, 2007 between Thornburg Investment Management and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(u)   Amended and Restated Expense Limitation Agreement effective December 7, 2005 as amended and restated January 1, 2007 between Directed Services, LLC. and ING Partners, Inc. –  Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)            Amended Schedule A dated January 1, 2007 to Expense Limitation Agreement between Directed Services and ING Partners, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(v)   Amended and Restated Expense Limitation Agreement regarding ING Solution Portfolios effective February 1, 2005 as amended and restated January 1, 2007 between Directed Services, LLC and ING Partners, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)            Amended Schedule A effective June 29, 2007 to the Amended and Restated Expense Limitation Agreement effective February 1, 2005 as amended and restated January 1, 2007 between Directed Services, LLC and ING Partners, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(x)   Side Letter Agreement dated January 1, 2007 regarding ING Oppenhiemer Strategic Income Portfolio between ING Partners, Inc and ING Funds Distributor, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(v)   Amended and Restated Expense Limitation Agreement regarding ING Solution Portfolios effective February 1, 2005 as amended and restated January 1, 2007 between Directed Services, LLC and ING Partners, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(y)   Side Letter Agreement dated January 1, 2007 regarding ING Oppenhiemer Global Growth Portfolio and ING T. Rowe Price Diversified Mid Cap Growth Portfolio between ING Partners, Inc and ING Funds Distributor, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(7)   (a)   Distribution Agreement dated January 1, 2007 between the ING Partners, Inc. and ING Funds Distributor, LLC –  Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)            Schedule A dated June 29, 2007 to the Underwriting Agreement between ING Partners, Inc. and ING Funds Distributor, LLC – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(8)           Not applicable.

(9)   (a)   Custodian Agreement dated March 13, 2003 between ING Partners, Inc. and The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

(i)            Amended Exhibit A effective June 29, 2007 to the Custodian Agreement between ING Partners, Inc. and The Bank of New York – . Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(b)   Securities Lending Agreement and Guaranty, dated August 7, 2003, between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(i)            Amended Exhibit A effective June 29, 2007 to the Securities Lending Agreement and Guaranty dated August 7, 2003 between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and The Bank of New York – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(10) (a)   Plan of Distribution pursuant to Rule 12b-1 renewed November 19, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(b)   Shareholder Servicing Plan of ING Partners, Inc. for Adviser Class Shares renewed November 19, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(c)   Shareholder Servicing Plan of ING Partners, Inc. for Service Class Shares renewed November 19, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(d)   Form of Second Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System – Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant’s Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

(i)            Amended Schedule A effective June 29, 2007 to the Second Amended and Restated Plan Pursuant to Rule 18f-3 – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(11)         Opinion and Consent of Counsel - Previously filed as an exhibit to the Registration Statement on Form N-14 of ING Partners, Inc. as filed on January 4, 2008, File No. 333-148476, and incorporated here by reference.

(12)         Opinion and Consent of Counsel Supporting Tax Matters and Consequences – To be filed by subsequent post-effective amendment.

(13) (a)   Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC effective November 19, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(i)            Amendment, dated September 1, 2004, to Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(ii)           Amendment, dated November 1, 2004, to Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)          Amended Schedules A and B dated June 30, 2007 to the Administrative Services Agreement – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(b)   License Agreement between Aetna and T. Rowe Price Associates, Inc.- Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(c)   Agency Agreement by and among ING Partners, Inc. and DST Systems, Inc.- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(i)            Termination Letter, dated September 28, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(ii)           Acceptance Letter between ING Partners, Inc. and DST Systems, Inc.-Filed as an Exhibit to Post-Effective Amendment No. 20 to registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)          Amended and Restated Exhibit A, dated April 28, 2006, with respect to the Agency Agreement – Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(d)   Securities Lending Agreement and Guaranty, dated August 7, 2003, between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(i)            Amended Exhibit A effective June 29, 2007 to the Securities Lending Agreement and Guaranty dated August 7, 2003 between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and The Bank of New York – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(e)   Delegation Agreement - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(f)    Form of Participation Agreement, effective January 1, 2007, among ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance \ Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance \ Company of New York and Security Life of Denver Insurance Company and ING Funds Distributor, LLC and ING Investors Trust and ING Partners, Inc.– Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(g)   Form of Shareholder Servicing Agreement between ING Investor’s Trust and ING Partners, Inc and ING Funds Distributor, LLC and ING Life Insurance Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Lif4e insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company, for the Adviser Class Shares, Service Class Shares, Service 2 Class Shares and Class T shares, effective January 1, 2007 –  Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(h)   Service Agreement between ING Life Insurance and Annuity Company and Golden American Life Insurance Company effective July 13, 2001 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(i)    Service Agreement between ING Life Insurance and Annuity Company and Reliastar Life Insurance Company effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(k)   Service Agreement between ING Life Insurance and Annuity Company and Reliastar Life Insurance Company of New York effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(l)    Service Agreement between ING Life Insurance and Annuity Company and Southland Life Insurance Company effective as of May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(m)  Service Agreement between ING Life Insurance and Annuity Company and Security Life of Denver Insurance Company effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(14)         Consent of independent auditors - Previously filed as an exhibit to the Registration Statement on Form N-14 of ING Partners, Inc. as filed on January 4, 2008, File No. 333-148476, and incorporated here by reference.

(15)         Not applicable.

(16)         Powers of Attorney - Previously filed as an exhibit to the Registration Statement on Form N-14 of ING Partners, Inc. as filed on January 4, 2008, File No. 333-148476, and incorporated here by reference.

(17)         Not applicable.

ITEM 17. UNDERTAKINGS

(1)           The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)           The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)           The undersigned registrant under takes to file a post-effective amendment to this Registration Statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the 1933 Act, and has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and the State of Arizona on the 19th day of February, 2008.

ING PARTNERS, INC.

By:	/s/ Theresa K. Kelety
Theresa K. Kelety
Assistant Secretary

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

	President and Chief Executive	February 19, 2008
Shaun P. Mathews*	Officer

	Senior Vice President and	February 19, 2008
Todd Modic*	Chief/Principal Financial Officer

	Director	February 19, 2008
Colleen D. Baldwin*

	Director	February 19, 2008
John V. Boyer*

	Director	February 19, 2008
Patricia W. Chadwick*

	Director	February 19, 2008
Robert W. Crispin*

	Director	February 19, 2008
Peter S. Drotch*

	Director	February 19, 2008
J. Michael Earley*

	Director	February 19, 2008
Patrick W. Kenny*

	Director	February 19, 2008
Sheryl K. Pressler*

	Director	February 19, 2008
David W.C. Putnam*

	Director	February 19, 2008
Roger B. Vincent*

* By:	/s/ Theresa K. Kelety
Theresa K. Kelety
Assistant Secretary**

**

Powers of Attorney for Shaun P. Mathews, Todd Modic and each Director – Executed pursuant to powers of attorney previously filed as an exhibit to the Registration Statement on Form N-14 of the ING Partners, Inc. as filed on January 4, 2008, File No. 333-148476, and incorporated herein by reference.